                                                                  CONFORMED COPY




                                  $125,000,000



                                CREDIT AGREEMENT


                                  dated as of

                                 August 2, 1994


                                     among


                        Universal Health Services, Inc.


                            The Banks Listed Herein


                                      and


                   Morgan Guaranty Trust Company of New York,
                                    as Agent


                             ----------------------

                          J.P. Morgan Securities Inc.,
                                    Arranger

                                                      ARTICLE I

                                                     DEFINITIONS

SECTION 1.01.  Definitions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1
SECTION 1.02.  Accounting Terms and Determinations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13


                                                     ARTICLE II

                                                    THE CREDITS


SECTION 2.01.  Commitments to Lend . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
SECTION 2.02.  Method of Borrowing . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
SECTION 2.03.  Notes . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16
SECTION 2.04.  Maturity of Loans . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17
SECTION 2.05.  Interest Rates  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17
SECTION 2.06.  Commitment Fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20
SECTION 2.07.  Participation, Arrangement and Administrative Fees  . . . . . . . . . . . . . . . . . . . . . . . . . . .  21
SECTION 2.08.  Optional Termination or Reduction of Commitments  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21
SECTION 2.09.  Mandatory Termination or Reduction of Commitments . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21
SECTION 2.10.  Optional Prepayments  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23
SECTION 2.11.  General Provisions as to Payments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23
SECTION 2.12.  Funding Losses  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  24
SECTION 2.13.  Computation of Interest and Fees  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  24


                                                    ARTICLE III

                                                     CONDITIONS


SECTION 3.01.  Effectiveness . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  25
SECTION 3.02.  Borrowings  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  26

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                                                     ARTICLE IV

                                           REPRESENTATIONS AND WARRANTIES


SECTION 4.01.  Corporate Existence and Power . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  27
SECTION 4.02.  Corporate and Governmental Authorization; No Contravention  . . . . . . . . . . . . . . . . . . . . . . .  27
SECTION 4.03.  Binding Effect  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  27
SECTION 4.04.  Financial Information . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  28
SECTION 4.05.  Litigation  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  28
SECTION 4.06.  Ownership of Capital Stock of Subsidiaries. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  28
SECTION 4.07.  Compliance with ERISA . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  29
SECTION 4.08.  Environmental Matters . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  29
SECTION 4.09.  Taxes . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  30
SECTION 4.10.  Not an Investment Company . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  30


                                                     ARTICLE V

                                                     COVENANTS


SECTION 5.01.  Information . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  30
SECTION 5.02.  Payment of Obligations  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  33
SECTION 5.03.  Maintenance of Property; Insurance. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  33
SECTION 5.04.  Conduct of Business and Maintenance of Existence  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  34
SECTION 5.05.  Compliance with Laws  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  35
SECTION 5.06.  Inspection of Property, Books and Records . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  35
SECTION 5.07.  Leverage Ratio  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  35
SECTION 5.08.  Minimum Consolidated Net Worth  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  36
SECTION 5.09.  EBITDA Ratio  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  36
SECTION 5.10.  Fixed Charge Coverage . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  36
SECTION 5.11.  Capital Expenditures  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  36
SECTION 5.12.  Restricted Payments; Prepayments of Subordinated Debt . . . . . . . . . . . . . . . . . . . . . . . . . .  37
SECTION 5.13.  Consolidations, Mergers, Sales of Assets, Dissolutions, Reorganizations, etc  . . . . . . . . . . . . . .  37
SECTION 5.14.  Subsidiary Debt . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  38
SECTION 5.15.  Use of Proceeds . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  39
SECTION 5.16.  Negative Pledge . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  39
SECTION 5.17.  Termination of the Intercreditor Agreement. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  40
SECTION 5.18.  Additional Guarantors.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  40

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                                                     ARTICLE VI

                                                      DEFAULTS

SECTION 6.01.  Events of Default . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  41
SECTION 6.02.  Notice of Default . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  43


                                                    ARTICLE VII

                                                     THE AGENT


SECTION 7.01.  Appointment and Authorization . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  44
SECTION 7.02.  Agent and Affiliates  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  44
SECTION 7.03.  Action by Agent . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  44
SECTION 7.04.  Consultation with Experts . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  44
SECTION 7.05.  Liability of Agent  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  44
SECTION 7.06.  Indemnification . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  45
SECTION 7.07.  Credit Decision . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  45
SECTION 7.08.  Successor Agent . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  45


                                                    ARTICLE VIII

                                              CHANGE IN CIRCUMSTANCES


SECTION 8.01.  Basis for Determining Interest Rate Inadequate or Unfair  . . . . . . . . . . . . . . . . . . . . . . . .  46
SECTION 8.02.  Illegality  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  46
SECTION 8.03.  Increased Cost and Reduced Return . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  47
SECTION 8.04.  Taxes . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  49
SECTION 8.05.  Base Rate Loans Substituted for Affected Fixed Rate Loans . . . . . . . . . . . . . . . . . . . . . . . .  51
SECTION 8.06   Substitution of Bank  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  51

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                                                     ARTICLE IX

                                                   MISCELLANEOUS


SECTION 9.01.  Notices . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  51
SECTION 9.02.  No Waivers  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  52
SECTION 9.03.  Expenses; Indemnification . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  52
SECTION 9.04.  Sharing of Set-Offs . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  53
SECTION 9.05.  Amendments and Waivers. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  53
SECTION 9.06.  Successors and Assigns  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  54
SECTION 9.07.  Collateral. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  56
SECTION 9.08.  Governing Law; Submission to Jurisdiction . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  56
SECTION 9.09.  Counterparts; Integration . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  56
SECTION 9.10.  WAIVER OF JURY TRIAL  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  56




Pricing Schedule

Schedule 1 -- Subsidiaries

Schedule 2 -- Insurance

Exhibit A -   Note

Exhibit B-1 - Opinion of Counsel for the Borrower

Exhibit B-2 - Opinion of the General Counsel of the Borrower

Exhibit C -   Opinion of Special Counsel for the
              Agent

Exhibit D -   Assignment and Assumption Agreement

Exhibit E -   Subsidiary Guarantee Agreement

                                CREDIT AGREEMENT



                 AGREEMENT dated as of August 2, 1994 among UNIVERSAL HEALTH SERVICES, INC., the BANKS listed on the signature pages hereof and MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Agent.

                 The parties hereto agree as follows:


                                   ARTICLE I

                                  DEFINITIONS


                 SECTION 1.01. Definitions. The following terms, as used herein, have the following meanings:

                 "Acceptable Insurer" means an insurance company (i) having an A.M. Best rating of "A" or better and being in a financial size category of "X" or larger (as such category is defined as of the date hereof) or (ii) otherwise reasonably acceptable to the Required Banks.

                 "Adjusted CD Rate" has the meaning set forth in Section
2.05(b).

                 "Adjusted London Interbank Offered Rate" has the meaning set forth in Section 2.05(c).

                 "Administrative Questionnaire" means, with respect to each Bank, an administrative questionnaire in the form prepared by the Agent and submitted to the Agent (with a copy to the Borrower) duly completed by such Bank.

                 "Agent" means Morgan Guaranty Trust Company of New York in its capacity as agent for the Banks under the Loan Documents, and its successors in such capacity.

                 "Applicable Lending Office" means, with respect to any Bank,
(i) in the case of its Domestic Loans, its Domestic Lending Office and (ii) in the case of its Euro-Dollar Loans, its Euro-Dollar Lending Office.

                 "Assessment Rate" has the meaning set forth in Section 2.05(b).

                 "Assignee" has the meaning set forth in Section 9.06(c).

                 "Bank" means each bank listed on the signature pages hereof, each Assignee which becomes a Bank pursuant to Section 9.06(c), and their respective successors.

                 "Base Rate" means, for any day, a rate per annum equal to the higher of (i) the Prime Rate for such day and (ii) the sum of 1/2 of 1% plus the Federal Funds Rate for such day.

                 "Base Rate Loan" means a Loan to be made by a Bank as a Base Rate Loan pursuant to the applicable Notice of Borrowing or Article VIII.

                 "Benefit Arrangement" means at any time an employee benefit plan within the meaning of Section 3(3) of ERISA which is not a Plan or a Multiemployer Plan and which is maintained or otherwise contributed to by any member of the ERISA Group.

                 "Borrower" means Universal Health Services, Inc., a Delaware corporation, and its successors.

                 "Borrower's 1993 Form 10-K" means the Borrower's annual report on Form 10-K for 1993, as filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934.

                 "Borrower's Latest Form 10-Q" means the Borrower's quarterly report on Form 10-Q for the quarter ended March 31, 1994, as filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934.

                 "Borrowing" means a borrowing hereunder consisting of Loans made to the Borrower at the same time by the Banks pursuant to Article II. A Borrowing is a "Domestic Borrowing" if such Loans are Domestic Loans or a "Euro-Dollar Borrowing" if such Loans are Euro-Dollar Loans. A Domestic Borrowing is a "CD Borrowing" if such Domestic Loans are CD Loans or a "Base Rate Borrowing" if such Domestic Loans are Base Rate Loans.

                 "CD Base Rate" has the meaning set forth in Section 2.05(b).

                 "CD Loan" means a Loan to be made by a Bank as a CD Loan pursuant to the applicable Notice of Borrowing.

                 "CD Margin" has the meaning set forth in Section 2.05(b).

                 "CD Reference Banks" means Chemical Bank, Continental Bank and Morgan Guaranty Trust Company of New York.

                 "Collateral Documents" has the meaning set forth in the Existing Credit Agreement.

                 "Commitment" means, with respect to each Bank, the amount of such Bank's Commitment, as such amount is set forth opposite the name of such Bank on the signature pages hereof, as such amount may be reduced from time to time pursuant to Sections 2.08 and 2.09.

                 "Consolidated Capital Expenditures" means, for any period, the gross additions to property, plant and equipment and other capital expenditures of the Borrower and its Consolidated Subsidiaries for such period.

                 "Consolidated Debt" means at any date the Debt of the Borrower and its Consolidated Subsidiaries, determined on a consolidated basis as of such date.

                 "Consolidated EBIT" means, for any period, the sum of (i) Consolidated Net Income for such period plus (ii) to the extent deducted in the determination thereof, Consolidated Interest Expense, Consolidated Rental Expense and provision for income taxes plus (or minus) (iii) the amount of any material nonrecurring items of loss (or gain), adjusted to eliminate the effect of any such item on the provision for income taxes for such period.

                 "Consolidated EBITDA" means, for any period, the sum of Consolidated EBIT for such period plus, to the extent deducted in the determination thereof, depreciation and amortization expense.

                 "Consolidated Finance Liabilities" means, at any date, the sum of (i) Consolidated Debt at such date plus (ii) eight times Consolidated Rental Expense for the period of four consecutive fiscal quarters most recently ended on or prior to such date.

                 "Consolidated Interest Expense" means, for any period, the interest expense (net of interest income) of the Borrower and its Consolidated Subsidiaries determined on a consolidated basis for such period.

                 "Consolidated Net Income" for any period means the consolidated net income of the Borrower and its Consolidated Subsidiaries determined on a consolidated basis for such period.

                 "Consolidated Net Worth" means at any date the consolidated stockholders' equity of the Borrower and its Consolidated Subsidiaries, determined as of such date.

                 "Consolidated Net Tangible Assets" means, at any date, the Net Tangible Assets of the Borrower and its Consolidated Subsidiaries determined on a consolidated basis as of such date.

                 "Consolidated Rental Expense" means, for any period, the lease and rental expense of the Borrower and its Consolidated Subsidiaries under all leases (other than capital leases), determined on a consolidated basis for such period.

                 "Consolidated Subsidiary" means at any date any Subsidiary or other entity the accounts of which would be consolidated with those of the Borrower in its consolidated financial statements if such statements were prepared as of such date.

                 "Debt" of any Person means at any date, without duplication,
(i) all obligations of such Person for borrowed money, (ii) all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments,
(iii) all obligations of such Person to pay the deferred purchase price of property or services, except trade accounts payable arising in the ordinary course of business, (iv) all obligations of such Person as lessee which are capitalized in accordance with generally accepted accounting principles, (v) all non-contingent obligations (and, for purposes of Section 5.16 and the definitions of Material Debt and Material Financial Obligations, all contingent obligations) of such Person to reimburse any bank or other Person in respect of amounts paid under a letter of credit or similar instrument, (vi) all Debt secured by a Lien on any asset of such Person, whether or not such Debt is otherwise an obligation of such Person, and (vii) all Debt of others Guaranteed by such Person.

                 "Default" means any condition or event which constitutes an Event of Default or which with the giving of notice or lapse of time or both would, unless cured or waived, become an Event of Default.

                 "Derivatives Obligations" of any Person means all obligations of such Person in respect of any rate swap transaction, basis swap, forward rate transaction, commodity swap, commodity option, equity or equity index swap, equity or equity index option, bond option, interest rate option, foreign exchange transaction, cap transaction, floor transaction, collar transaction, currency swap transaction, cross-currency rate swap transaction, currency option or any other similar transaction (including any option with respect to any of the foregoing transactions) or any combination of the foregoing transactions.

                 "Domestic Business Day" means any day except a Saturday, Sunday or other day on which commercial banks in New York City are authorized by law to close.

                 "Domestic Lending Office" means, as to each Bank, its office located at its address set forth in its Administrative Questionnaire (or identified in its Administrative Questionnaire as its Domestic Lending Office) or such other office as such Bank may hereafter designate as its Domestic Lending Office by notice to the Borrower and the Agent; provided that any Bank may so designate separate Domestic Lending Offices for its Base Rate Loans, on the one hand, and its CD Loans, on the other hand, in which case all references herein to the Domestic Lending Office of such Bank shall be deemed to refer to either or both of such offices, as the context may require.

                 "Domestic Loans"  means CD Loans or Base Rate Loans or both.

                 "Domestic Reserve Percentage" has the meaning set forth in
Section 2.05(b).

                 "EBITDA Ratio" means, at any date, the ratio of Consolidated Finance Liabilities at such date to Consolidated EBITDA for the period of four consecutive fiscal quarters most recently ended on or prior to such date.

                 "Effective Date" means the date this Agreement becomes effective in accordance with Section 3.01.

                 "Environmental Laws" means any and all federal, state, local and foreign statutes, laws, judicial decisions, regulations, ordinances, rules, judgments, orders, decrees, plans, injunctions, permits, concessions, grants, franchises, licenses, agreements and other governmental restrictions relating to the environment, the effect of the environment on human health or to emissions, discharges or releases of pollutants, contaminants, Hazardous Substances or wastes into the environment including, without limitation, ambient air, surface water, ground water, or land, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of pollutants, contaminants, Hazardous Substances or wastes or the clean-up or other remediation thereof.

                 "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, or any successor statute.

                 "ERISA Group" means the Borrower, any Subsidiary and all members of a controlled group of corporations and all trades or businesses (whether or not incorporated) under common control which, together with the Borrower or any Subsidiary, are treated as a single employer under Section 414 of the Internal Revenue Code.

                 "Euro-Dollar Business Day" means any Domestic Business Day on which commercial banks are open for international business (including dealings in dollar deposits) in London.

                 "Euro-Dollar Lending Office" means, as to each Bank, its office, branch or affiliate located at its address set forth in its Administrative Questionnaire (or identified in its Administrative Questionnaire as its Euro-Dollar Lending Office) or such other office, branch or affiliate of such Bank as it may hereafter designate as its Euro-Dollar Lending Office by notice to the Borrower and the Agent.

                 "Euro-Dollar Loan" means a Loan to be made by a Bank as a Euro-Dollar Loan pursuant to the applicable Notice of Borrowing.

                 "Euro-Dollar Margin" has the meaning set forth in Section 2.05(c).

                 "Euro-Dollar Reference Banks" means the principal London offices of Chemical Bank, Continental Bank and Morgan Guaranty Trust Company of New York.

                 "Euro-Dollar Reserve Percentage" has the meaning set forth in
Section 2.05(c).

                 "Event of Default" has the meaning set forth in Section 6.01.

                 "Existing Credit Agreement" means the Amended and Restated Credit Agreement dated as of August 21, 1992 among the Borrower, the banks parties thereto and Morgan Guaranty Trust Company of New York, as agent, as amended to the Effective Date.

                 "Federal Funds Rate" means, for any day, the rate per annum (rounded upward, if necessary, to the nearest 1/100th of 1%) equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Domestic Business Day next succeeding such day, provided that (i) if such day is not a Domestic Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Domestic Business Day as so published on the next succeeding Domestic Business Day, and (ii) if no such rate is so published on such next succeeding Domestic Business Day, the Federal Funds Rate for such day shall be the average rate quoted to Morgan Guaranty Trust Company of New York on such day on such transactions as determined by the Agent.

                 "Fixed Charge Coverage Ratio" means, at any date, the ratio of Consolidated EBIT for the period of four consecutive fiscal quarters most recently ended on or prior to such date to Fixed Charges for such period.

                 "Fixed Charges" means, for any period, the sum of Consolidated Interest Expense and Consolidated Rental Expense for such period.

                 "Fixed Rate Borrowing" means a CD Borrowing or a Euro-Dollar Borrowing.

                 "Fixed Rate Loans" means CD Loans or Euro-Dollar Loans or both.

                 "Guarantee" by any Person means any obligation, contingent or otherwise, of such Person directly or indirectly guaranteeing any Debt or other obligation of any other Person and, without limiting the generality of the foregoing, any obligation, direct or indirect, contingent or otherwise, of such Person (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Debt or other obligation (whether arising by virtue of partnership arrangements, by agreement to keep-well, to purchase assets, goods, securities or services, to take-or-pay, or to maintain financial statement conditions or otherwise) or (ii) entered into for the purpose of assuring in any other manner the obligee of such Debt or other obligation of the payment thereof or to protect such obligee against loss in respect thereof (in whole or in part), provided that the term Guarantee shall not include endorsements for collection or deposit in the ordinary course of business. The term "Guarantee" used as a verb has a corresponding meaning.

                 "Guaranty Agreement" means the Guaranty Agreement, dated as of the date hereof between the Subsidiary Guarantors and the Agent, such Guaranty Agreement to be substantially in the form of Exhibit E hereto, and as the same may from time to time be amended, supplemented or otherwise modified.

                 "Hazardous Substances" means any toxic, radioactive, caustic or otherwise hazardous substance, including petroleum, its derivatives, by-products and other hydrocarbons, or any substance having any constituent elements displaying any of the foregoing characteristics.

                 "Indemnitee" has the meaning set forth in Section 9.03(b).

                 "Intercreditor Agreement" has the meaning set forth in the Existing Credit Agreement.

                 "Interest Period" means: (1) with respect to each Euro-Dollar Borrowing, the period commencing on the date of such Borrowing and ending one, two, three or six months thereafter, as the Borrower may elect in the applicable Notice of Borrowing; provided that:

                 (a) any Interest Period which would otherwise end on a day which is not a Euro-Dollar Business Day shall be extended to the next succeeding Euro-Dollar Business Day unless such Euro-Dollar Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Euro-Dollar Business Day;

                 (b) any Interest Period which begins on the last Euro-Dollar Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall, subject to clause (c) below, end on the last Euro-Dollar Business Day of a calendar month; and

                 (c) any Interest Period which would otherwise end after the Termination Date shall end on the Termination Date;

(2) with respect to each CD Borrowing, the period commencing on the date of such Borrowing and ending 30, 60, 90 or 180 days thereafter, as the Borrower may elect in the applicable Notice of Borrowing; provided that:

                 (a) any Interest Period (other than an Interest Period determined pursuant to clause (b) below) which would otherwise end on a day which is not a Euro-Dollar Business Day shall be extended to the next succeeding Euro-Dollar Business Day; and

                 (b) any Interest Period which would otherwise end after the Termination Date shall end on the Termination Date; and

(3) with respect to each Base Rate Borrowing, the period commencing on the date of such Borrowing and ending 30 days thereafter; provided that:

                 (a) any Interest Period (other than an Interest Period determined pursuant to clause (b) below) which would otherwise end on a day which is not a Euro-Dollar Business Day shall be extended to the next succeeding Euro-Dollar Business Day; and

                 (b) any Interest Period which would otherwise end after the Termination Date shall end on the Termination Date.

                 "Internal Revenue Code" means the Internal Revenue Code of 1986, as amended, or any successor statute.

                 "Leverage Ratio" means, at any date, the ratio of (i) Consolidated Finance Liabilities at such date to (ii) the sum of such Consolidated Finance Liabilities plus Consolidated Net Worth at such date.

                 "Lien" means, with respect to any asset, any mortgage, lien, pledge, charge, security interest or encumbrance of any kind, or any other type of preferential arrangement that has the practical effect of creating a security interest, in respect of such asset. For the purposes of this Agreement, the Borrower or any Subsidiary shall be deemed to own subject to a Lien any asset which it has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, capital lease or other title retention agreement relating to such asset.

                 "Loan" means a Domestic Loan or a Euro-Dollar Loan and "Loans" means Domestic Loans or Euro-Dollar Loans or both.

                 "Loan Documents" means this Agreement, the Notes and the Guaranty Agreement.

                 "London Interbank Offered Rate" has the meaning set forth in
Section 2.05(c).

                 "Material Debt" means Debt (other than the Notes) of the Borrower and/or one or more of its Subsidiaries, arising in one or more related or unrelated transactions, in an aggregate principal exceeding $1,000,000.

                 "Material Financial Obligation" means a principal or face amount of Debt and/or payment or collateralization obligations in respect of Derivatives Obligations of the Borrower and/or one or more of its Subsidiaries, arising in one or more related or unrelated transactions, exceeding in the aggregate $1,000,000.

                 "Material Plan" means at any time a Plan or Plans having aggregate Unfunded Liabilities in excess of $5,000,000.

                 "Multiemployer Plan" means at any time an employee pension benefit plan within the meaning of Section 4001(a)(3) of ERISA to which any member of the ERISA Group is then making or accruing an obligation to make contributions or has within the preceding five plan years made contributions, including for these purposes any Person which ceased to be a member of the ERISA Group during such five year period.

                 "Net Tangible Assets" means, as to any Person or other business unit, its gross assets, net of depreciation and other proper reserves, less its goodwill and other intangible assets.

                 "Notes" means promissory notes of the Borrower, substantially in the form of Exhibit A hereto, evidencing the obligation of the Borrower to repay the Loans, and "Note" means any one of such promissory notes issued hereunder.

                 "Notice of Borrowing" has the meaning set forth in Section
2.02.

                 "Parent" means, with respect to any Bank, any Person controlling such Bank.

                 "Participant" has the meaning set forth in Section 9.06(b).

                 "PBGC" means the Pension Benefit Guaranty Corporation or any entity succeeding to any or all of its functions under ERISA.

                 "Person" means an individual, a corporation, a partnership, an association, a trust or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

                 "Plan" means at any time an employee pension benefit plan (other than a Multiemployer Plan) which is covered by Title IV of ERISA or subject to the minimum funding standards under Section 412 of the Internal Revenue Code and either (i) is maintained, or contributed to, by any member of the ERISA Group for employees of any member of the ERISA Group or (ii) has at any time within the preceding five years been maintained, or contributed to, by any Person which was at such time a member of the ERISA Group for employees of any Person which was at such time a member of the ERISA Group.

                 "Pricing Schedule" means the Schedule attached hereto identified as such.

                 "Prime Rate" means the rate of interest publicly announced by Morgan Guaranty Trust Company of New York in New York City from time to time as its Prime Rate.

                 "Receivables Financing" means a financing arrangement among the Borrower, certain Subsidiaries of the Borrower, including a wholly-owned special purpose Subsidiary of the Borrower and certain other parties pursuant to which Subsidiaries of the Borrower will sell substantially all of their accounts receivable from time to time to the special purpose Subsidiary of the Borrower which will, in turn, sell or pledge such receivables to certain investors for an aggregate purchase price outstanding not at any time in excess of $85,000,000.

                 "Reference Banks" means the CD Reference Banks or the Euro-Dollar Reference Banks, as the context may require, and "Reference Bank" means any one of such Reference Banks.

                 "Refunding Borrowing" means a Borrowing which, after application of the proceeds thereof, results in no net increase in the outstanding principal amount of Loans made by any Bank.

                 "Regulation U" means Regulation U of the Board of Governors of the Federal Reserve System, as in effect from time to time.

                 "Required Banks" means at any time Banks having at least 66 2/3% of the aggregate amount of the Commitments or, if the Commitments shall have been terminated, holding Notes evidencing at least 66 2/3% of the aggregate unpaid principal amount of the Loans.

                 "Restricted Payment" means (i) any dividend or other distribution on any shares of the Borrower's capital stock (except dividends payable solely in shares of its common stock) or (ii) any payment on account of the purchase, redemption, retirement or acquisition of (a) any shares of the Borrower's capital stock (except shares acquired upon the conversion thereof into shares of its common stock) or (b) any option, warrant or other right to acquire shares of the Borrower's capital stock.

                 "Revolving Credit Period" means the period from and including the Effective Date to but excluding the Termination Date.

                 "Subordinated Debt" of any Person means all Debt which (i) by its terms is not required to be repaid, in whole or in part, before the Termination Date, (ii) bears interest at rates not greater than such Person shall reasonably determine to be the prevailing market rate, at the time such Subordinated Debt is issued, for interest on comparable subordinated debt issued by comparable issuers, (iii) is subordinated in right of payment to such Person's indebtedness, obligations and liabilities to the Banks under the Loan Documents pursuant to payment and subordination provisions satisfactory in form and substance to the Required Banks and (iv) is issued pursuant to loan documents having covenants and events of default that are satisfactory in form and substance to the Required Banks but that in no event are less favorable, including with respect to rights of acceleration, to the Borrower than the terms hereof.

                 "Subsidiary" means, as to any Person, any corporation or other entity of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions are at the time directly or indirectly owned by such Person; unless otherwise specified, "Subsidiary" means a Subsidiary of the Borrower. The term "Subsidiary" shall include, without limitation, each partnership in which the Borrower or one of its Subsidiaries is a partner which operates surgical care centers or other health care facilities and each partnership or other joint venture Person referred to in Section 5.13(b) hereof, except that any such Person and UHS Receivables Corporation, a

Delaware corporation, shall not be required to become a Subsidiary Guarantor.

                 "Subsidiary Guarantors" means the Subsidiaries of the Borrower party to the Guaranty Agreement.

                 "Termination Date" means August 2, 1999, or, if such day is not a Euro-Dollar Business Day, the next succeeding Euro-Dollar Business Day unless such Euro-Dollar Business Day falls in another calendar month, in which case the Termination Date shall be the next preceding Euro-Dollar Business Day.

                 "UHRIT" means Universal Health Realty Income Trust, a real estate investment trust organized under the laws of the State of Maryland.

                 "Unfunded Liabilities" means, with respect to any Plan at any time, the amount (if any) by which (i) the value of all benefit liabilities under such Plan, determined on a plan termination basis using the assumptions prescribed by the PBGC for purposes of Section 4044 of ERISA, exceeds (ii) the fair market value of all Plan assets allocable to such liabilities under Title IV of ERISA (excluding any accrued but unpaid contributions), all determined as of the then most recent valuation date for such Plan, but only to the extent that such excess represents a potential liability of a member of the ERISA Group to the PBGC or any other Person under Title IV of ERISA.

                 "United States" means the United States of America, including the States and the District of Columbia, but excluding its territories and possessions.

                 "Wholly-Owned Consolidated Subsidiary" means any Consolidated Subsidiary all of the shares of capital stock or other ownership interests of which (except directors' qualifying shares) are at the time directly or indirectly owned by the Borrower.

                 SECTION 1.02. Accounting Terms and Determinations. Unless otherwise specified herein, all accounting terms used herein shall be interpreted, all accounting determinations hereunder shall be made, and all financial statements required to be delivered hereunder shall be prepared in accordance with generally accepted accounting principles as in effect from time to time, applied on a basis consistent (except for changes concurred in by the Borrower's independent public accountants) with the most recent audited consolidated financial statements of the Borrower and its Consolidated Subsidiaries delivered to the Banks; provided that, if the Borrower notifies the Agent that the Borrower wishes to amend any covenant in Article V to eliminate the effect of any change in generally accepted accounting principles on the operation of such covenant (or if the Agent notifies the Borrower that the Required Banks wish to amend
Article V for such purpose), then the Borrower's compliance with such covenant shall be determined on the basis of generally accepted accounting principles in effect immediately before the relevant change in generally accepted accounting principles became effective, until either such notice is withdrawn or such covenant is amended in a manner satisfactory to the Borrower and the Required Banks.



                                   ARTICLE II

                                  THE CREDITS


                 SECTION 2.01. Commitments to Lend. During the Revolving Credit Period each Bank severally agrees, on the terms and conditions set forth in this Agreement, to make Loans to the Borrower from time to time in amounts not to exceed in the aggregate at any one time outstanding the amount of its Commitment. Each Borrowing under this Section shall be in an aggregate principal amount of $5,000,000 or any larger multiple of $1,000,000 (except that any such Borrowing may be in the aggregate amount of the unused Commitments) and shall be made from the several Banks ratably in proportion to their respective Commitments. Within the foregoing limits, the Borrower may borrow under this Section, repay, or to the extent permitted by Section 2.10, prepay Loans and reborrow at any time during the Revolving Credit Period under this Section.

                 SECTION 2.02. Method of Borrowing. (a) The Borrower shall give the Agent notice (a "Notice of Borrowing") not later than 11:00 A.M. (New York City time) on (x) the date of each Base Rate Borrowing, (y) the second Domestic Business Day before each CD Borrowing and (z) the third Euro-Dollar Business Day before each Euro-Dollar Borrowing, specifying:

                 (i) the date of such Borrowing, which shall be a Domestic Business Day in the case of a Domestic Borrowing or a Euro-Dollar Business Day in the case of a Euro-Dollar Borrowing,

                (ii)  the aggregate amount of such Borrowing,

               (iii) whether the Loans comprising such Borrowing are to be CD Loans, Base Rate Loans or Euro-Dollar Loans, and

                (iv) in the case of a Fixed Rate Borrowing, the duration of the Interest Period applicable thereto, subject to the provisions of the definition of Interest Period.

                 (b) The provisions of subsection (a) above notwithstanding, if the Borrower shall not have given a Notice of Borrowing in the manner provided in subsection (a) above at least one Domestic Business Day before the last day of the Interest Period applicable to an outstanding Borrowing, then, unless the Borrower notifies the Agent at least one Domestic Business Day before such date that it elects not to borrow on such date, the Agent shall be deemed to have received a Notice of Borrowing specifying (i) that the date of the proposed Borrowing shall be the last day of the Interest Period applicable to such outstanding Borrowing, (ii) that the aggregate amount of the proposed Borrowing shall be the amount of such outstanding Borrowing (reduced to the extent necessary to reflect any reduction of the Commitments on or prior to the date of the proposed Borrowing), and (iii) that the Loans comprising the proposed Borrowing are to be Base Rate Loans.

                 (c) Upon receipt of a Notice of Borrowing, the Agent shall promptly (but in any event on the same day) notify each Bank of the contents thereof and of such Bank's ratable share of such Borrowing and such Notice of Borrowing shall not thereafter be revocable by the Borrower.

                 (d) Not later than 12:00 Noon (New York City time) on the date of each Borrowing, each Bank shall (except as provided in subsection (e) of this Section) make available its ratable share of such Borrowing, in Federal or other funds immediately available in New York City, to the Agent at its address referred to in Section 9.01. Unless the Agent determines that any applicable condition specified in Article III has not been satisfied, the Agent will make the funds so received from the Banks available to the Borrower at the Agent's aforesaid address.

                 (e) If any Bank makes a new Loan hereunder on a day on which the Borrower is to repay all or any part of an outstanding Loan from such Bank, such Bank shall apply the proceeds of its new Loan to make such repayment and only an amount equal to the difference (if any) between the amount being borrowed and the amount being repaid shall be made available by such Bank to the Agent as provided in subsection (d) of this Section, or remitted by the Borrower to the Agent as provided in Section 2.11, as the case may be.

                 (f) Unless the Agent shall have received notice from a Bank prior to the date of any Borrowing that such Bank will not make available to the Agent such Bank's share of such Borrowing, the Agent may assume that such Bank has made such share available to the Agent on the date of such Borrowing in accordance with subsections (d) and (e) of this Section 2.02 and the Agent may, in reliance upon such assumption, make available to the Borrower on such date a corresponding amount. If and to the extent that such Bank shall not have so made such share available to the Agent, such Bank and the Borrower severally agree to repay to the Agent forthwith on demand such corresponding amount together with interest thereon, for each day from the date such amount is made available to the Borrower until the date such amount is repaid to the Agent, at (i) in the case of the Borrower, a rate per annum equal to the higher of the Federal Funds Rate and the interest rate applicable thereto pursuant to
Section 2.05 and (ii) in the case of such Bank, the Federal Funds Rate. If such Bank shall repay to the Agent such corresponding amount, such amount so repaid shall constitute such Bank's Loan included in such Borrowing for purposes of this Agreement.


                 SECTION 2.03. Notes. (a) The Loans of each Bank shall be evidenced by a single Note payable to the order of such Bank for the account of its Applicable Lending Office in an amount equal to the aggregate unpaid principal amount of such Bank's Loans.

                 (b) Each Bank may, by notice to the Borrower and the Agent, request that its Loans of a particular type be evidenced by a separate Note in an amount equal to the aggregate unpaid principal amount of such Loans. Each such Note shall be in substantially the form of Exhibit A hereto with appropriate modifications to reflect the fact that it evidences solely Loans of the relevant type. Each reference in this Agreement to the "Note" of such Bank shall be deemed to refer to and include any or all of such Notes, as the context may require.

                 (c) Upon receipt of each Bank's Note pursuant to Section 3.01(a), the Agent shall forward such Note to such Bank. Each Bank shall record the date, amount, type and maturity of each Loan made by it and the date and amount of each payment of principal made by the Borrower with respect thereto, and may, if such Bank so elects in connection with any transfer or enforcement of its Note, endorse on the schedule forming a part thereof appropriate notations to evidence the foregoing information with respect to each such Loan then outstanding; provided that the failure of any Bank to make any such recordation or endorsement shall not affect the obligations of the Borrower hereunder or under the Notes. Each Bank is hereby irrevocably authorized by the Borrower so to endorse its Note and to attach to and make a part of its Note a continuation of any such schedule as and when required.

                 SECTION 2.04. Maturity of Loans. Each Loan included in any Borrowing shall mature, and the principal amount thereof shall be due and payable, on the last day of the Interest Period applicable to such Borrowing.

                 SECTION 2.05. Interest Rates. (a) Each Base Rate Loan shall bear interest on the outstanding principal amount thereof, for each day from the date such Loan is made until it becomes due, at a rate per annum equal to the Base Rate for such day. Such interest shall be payable for each Interest Period on the last day thereof. Any overdue principal of or overdue interest on any Base Rate Loan shall bear interest, payable on demand, for each day until paid at a rate per annum equal to the sum of 2% plus the rate otherwise applicable to Base Rate Loans for such day.

                 (b) Each CD Loan shall bear interest on the outstanding principal amount thereof, for each day during the Interest Period applicable thereto, at a rate per annum equal to the sum of the CD Margin for such day plus the Adjusted CD Rate applicable to such Interest Period; provided that if any CD Loan or any portion thereof shall, as a result of clause (2)(b) of the definition of Interest Period, have an Interest Period of less than 30 days, such portion shall bear interest during such Interest Period at the rate applicable to Base Rate Loans during such period. Such interest shall be payable for each Interest Period on the last day thereof and, if such Interest Period is longer than 90 days, at intervals of 90 days after the first day thereof. Any overdue principal of or overdue interest on any CD Loan shall bear interest, payable on demand, for each day until paid at a rate per annum equal to the sum of 2% plus the higher of (i) the sum of the CD Margin for such day plus the Adjusted CD Rate applicable to the Interest Period for such Loan and (ii) the rate applicable to Base Rate Loans for such day.

                 "CD Margin" means a rate per annum determined in accordance with the Pricing Schedule.

                 The "Adjusted CD Rate" applicable to any Interest Period means a rate per annum determined pursuant to the following formula:


                          [ CDBR       ]*
                 ACDR  =  [ ---------- ]  + AR
                          [ 1.00 - DRP ]

                 ACDR  =  Adjusted CD Rate
                 CDBR  =  CD Base Rate
                  DRP  =  Domestic Reserve Percentage
                   AR  =  Assessment Rate

         ----------
         * The amount in brackets being rounded upward, if necessary, to the next higher 1/100 of 1%


                 The "CD Base Rate" applicable to any Interest Period is the rate of interest determined by the Agent to be the average (rounded upward, if necessary, to the next higher 1/100 of 1%) of the prevailing rates per annum bid at 10:00 A.M. (New York City time) (or as soon thereafter as practicable) on the first day of such Interest Period by two or more New York certificate of deposit dealers of recognized standing for the purchase at face value from each CD Reference Bank of its certificates of deposit in an amount comparable to the principal amount of the CD Loan of such CD Reference Bank to which such Interest Period applies and having a maturity comparable to such Interest Period.

                 "Domestic Reserve Percentage" means for any day that percentage (expressed as a decimal) which is in effect on such day, as prescribed by the Board of Governors of the Federal Reserve System (or any successor) for determining the maximum reserve requirement (including without limitation any basic, supplemental or emergency reserves) for a member bank of the Federal Reserve System in New York City with deposits exceeding five billion dollars in respect of new non-personal time deposits in dollars in New York City having a maturity comparable to the related Interest Period and in an amount of $100,000 or more. The Adjusted CD Rate shall be adjusted automatically on and as of the effective date of any change in the Domestic Reserve Percentage.

                 "Assessment Rate" means for any day the annual assessment rate in effect on such day which is payable by a member of the Bank Insurance Fund classified as adequately capitalized and within supervisory subgroup "A" (or a comparable successor assessment risk classification) within the meaning of 12 C.F.R. Section 327.3(e) (or any successor provision) to the Federal Deposit Insurance Corporation (or any successor) for such Corporation's (or such successor's) insuring time deposits at offices of such institution in the United States.
The Adjusted CD Rate shall be adjusted automatically on and as of the effective date of any change in the Assessment Rate.

                 (c) Each Euro-Dollar Loan shall bear interest on the outstanding principal amount thereof, for each day during the Interest Period applicable thereto, at a rate per annum equal to the sum of the Euro-Dollar Margin for such day plus the Adjusted London Interbank Offered Rate applicable to such Interest Period. Such interest shall be payable for each Interest Period on the last day thereof and, if such Interest Period is longer than three months, at intervals of three months after the first day thereof.

                 "Euro-Dollar Margin" means a rate per annum determined in accordance with the Pricing Schedule.

                 The "Adjusted London Interbank Offered Rate" applicable to any Interest Period means a rate per annum equal to the quotient obtained (rounded upward, if necessary, to the next higher 1/100 of 1%) by dividing (i) the applicable London Interbank Offered Rate by (ii) 1.00 minus the Euro-Dollar Reserve Percentage.

                 The "London Interbank Offered Rate" applicable to any Interest Period means the average (rounded upward, if necessary, to the next higher 1/16 of 1%) of the respective rates per annum at which deposits in dollars are offered to each of the Euro-Dollar Reference Banks in the London interbank market at approximately 11:00 A.M. (London time) two Euro-Dollar Business Days before the first day of such Interest Period in an amount approximately equal to the principal amount of the Euro-Dollar Loan of such Euro-Dollar Reference Bank to which such Interest Period is to apply and for a period of time comparable to such Interest Period.

                 "Euro-Dollar Reserve Percentage" means for any day that percentage (expressed as a decimal) which is in effect on such day, as prescribed by the Board of Governors of the Federal Reserve System (or any successor) for determining the maximum reserve requirement for a member bank of the Federal Reserve System in New York City with deposits exceeding five billion dollars in respect of "Eurocurrency liabilities" (or in respect of any other category of liabilities which includes deposits by reference to which the interest rate on Euro-Dollar Loans is determined or any category of extensions of credit or other assets which includes loans by a non-United States office of any Bank to United States residents). The Adjusted London Interbank Offered Rate shall be adjusted automatically on and as of the effective date of any change in the Euro-Dollar Reserve Percentage.

                 (d) Any overdue principal of or interest on any Euro-Dollar Loan shall bear interest, payable on demand, for each day until paid at a rate per annum equal to the higher of (i) the sum of 2% plus the Euro-Dollar Margin for such day plus the Adjusted London Interbank Offered Rate applicable to the Interest Period for such Loan and (ii) the sum of 2% plus the Euro-Dollar Margin for such day plus the quotient obtained (rounded upward, if necessary, to the next higher 1/100 of 1%) by dividing (x) the average (rounded upward, if necessary, to the next higher 1/16 of 1%) of the respective rates per annum at which one day (or, if such amount due remains unpaid more than three Euro-Dollar Business Days, then for such other period of time not longer than three months as the Agent may select) deposits in dollars in an amount approximately equal to such overdue payment due to each of the Euro-Dollar Reference Banks are offered to such Euro-Dollar Reference Bank in the London interbank market for the applicable period determined as provided above by (y)
1.00 minus the Euro-Dollar Reserve Percentage (or, if the circumstances described in clause (a) or (b) of Section 8.01 shall exist, at a rate per annum equal to the sum of 2% plus the rate applicable to Base Rate Loans for such day).

                 (e) The Agent shall determine each interest rate applicable to the Loans hereunder. The Agent shall give prompt notice to the Borrower and the Banks of each rate of interest so determined, and its determination thereof shall be conclusive in the absence of manifest error.

                 (f) Each Reference Bank agrees to use its best efforts to furnish quotations to the Agent as contemplated hereby. If any Reference Bank does not furnish a timely quotation, the Agent shall determine the relevant interest rate on the basis of the quotation or quotations furnished by the remaining Reference Bank or Banks or, if none of such quotations is available on a timely basis, the provisions of Section 8.01 shall apply.

                 SECTION 2.06. Commitment Fees. During the Revolving Credit Period, the Borrower shall pay to the Agent for the account of each Bank a commitment fee at the Commitment Fee Rate (determined in accordance with the

Pricing Schedule) on the unused portion of such Bank's Commitment. Such commitment fees shall accrue from and including the Effective Date to but excluding the Termination Date (or earlier date of termination of the Commitments in their entirety) and shall be payable quarterly in arrears on each March 31, June 30, September 30 and December 31 during the Revolving Credit Period and on the Termination Date.

                 SECTION 2.07. Participation, Arrangement and Administrative Fees. (a) The Borrower shall pay to the Agent, as a condition to the effectiveness of this Agreement in accordance with Section 3.01, for the account of the Banks in proportion to their respective Commitments, participation fees in an amount equal to .075% of the aggregate amount of the Commitments.

                 (b) The Borrower shall pay to the Agent for its own account, as a condition to the effectiveness of this Agreement in accordance with
Section 3.01, a management fee in an amount previously agreed upon between them.

                 (c) The Borrower shall pay to the Agent for its own account, at the times and rates previously agreed between them, an administrative fee.


                 SECTION 2.08. Optional Termination or Reduction of Commitments. During the Revolving Credit Period, the Borrower may, upon at least three Domestic Business Days' notice to the Agent, terminate at any time, or proportionately reduce from time to time by an aggregate amount of $5,000,000 or any larger multiple of $1,000,000, the unused portions of the Commitments. If the Commitments are terminated in their entirety, all accrued commitment fees shall be payable on the effective date of such termination.

                 SECTION 2.09. Mandatory Termination or Reduction of Commitments. (a) The Commitments shall terminate on the Termination Date, and any Loans then outstanding (together with accrued interest thereon) shall be due and payable on such date.

                 (b) If the Borrower or any of its Subsidiaries sells, leases or otherwise disposes of any of its assets (except Inventory sold in the ordinary course of business, receivables sold pursuant to the Receivables Financing and Temporary Cash Investments) in a single transaction or series of related transactions, the Commitments shall be ratably reduced, effective on the day falling nine months after the date of consummation of such disposition (or, if such day is not a Euro-Dollar Business Day, on the next succeeding Euro- Dollar Business Day) by an aggregate amount equal to 50% of the Net Consideration received for such disposition; provided that, if all or any part of such Net Consideration is received in a form other than cash and such non-cash consideration shall not have been converted to cash by the time the related reduction of the Commitments would otherwise be required hereunder, the reduction of the Commitments attributable to such non-cash consideration shall be deferred until such non-cash consideration is converted to cash; provided further that no Commitment reduction shall be required as a result of the receipt of the first $25,000,000 of Net Consideration received after the Effective Date. As used herein, "Net Consideration" means the consideration received by the Borrower or any of its Subsidiaries from any sale, lease or other disposition of assets (except Inventory sold in the ordinary course of business, receivables sold pursuant to the Receivables Financing and Temporary Cash Investments), less (A) the amount required to pay or provide for (i) all out-of-pocket expenses of such transaction, (ii) any Debt secured by such assets and (iii) all income and other taxes payable by the Borrower and its Subsidiaries with respect to such transaction and (B) the amount of Consolidated Capital Expenditures (or other expenditures for the acquisition outside the ordinary course of business of tangible assets) during the twelve-month period commencing three months prior to the date of consummation of such disposition and ending nine months thereafter, to the extent such Consolidated Capital Expenditures (or other expenditures) have not previously been applied to the reduction of Net Consideration pursuant to this clause (B).

                 (c) The Borrower shall deliver to the Agent, not later than the close of business on the third Euro-Dollar Business Day preceding each day on which the Commitments will be reduced pursuant to subsection (b) of this Section, a certificate signed by its chief financial officer and its chief accounting officer setting forth in reasonable detail (i) a description of the transaction or occurrence in connection with which reduction is expected to occur and (ii) any calculation necessary to determine the amount of such reduction.

                 (d) Upon receipt of any notice pursuant to subsection (c) of this Section, the Agent shall promptly notify each Bank of the contents thereof and of such Bank's ratable share of any related reduction of Commitments.

                 (e) Except as otherwise provided in Section 9.05, on each date when Commitments shall be reduced pursuant to subsection (b) of this Section, the Borrower shall repay such principal amounts (together with accrued interest thereon) of each Bank's outstanding Loans, if any, as may be necessary so that, after such repayment, the unpaid principal amount of such Bank's Loans does not exceed the amount of such Bank's Commitment as then reduced.

                 SECTION 2.10. Optional Prepayments. (a) The Borrower may, upon at least one Domestic Business Day's notice to the Agent, prepay any Base Rate Borrowing in whole at any time, or from time to time in part in amounts aggregating $5,000,000 or any larger multiple of $1,000,000, by paying the principal amount to be prepaid together with accrued interest thereon to the date of prepayment. Each such optional prepayment shall be applied to prepay ratably the Loans of the several Banks included in such Borrowing.

                 (b) Subject to Section 2.12, the Borrower may, upon at least two Domestic Business Days' notice to the Agent, prepay any CD Borrowing or upon at least three Euro-Dollar Business Days' notice to the Agent, prepay any Euro-Dollar Borrowing in each case in whole at any time, or from time to time in part in amounts aggregating $5,000,000 or any larger multiple of $1,000,000, by paying the principal amount to be prepaid together with accrued interest thereon to the date of prepayment. Each such optional prepayment shall be applied to prepay ratably the Loans of the several Banks included in such Borrowing.

                 (c) Upon receipt of a notice of prepayment pursuant to this Section, the Agent shall promptly notify each Bank of the contents thereof and of such Bank's ratable share of such prepayment and such notice shall not thereafter be revocable by the Borrower.

                 SECTION 2.11. General Provisions as to Payments. (a) The Borrower shall make each payment of principal of, and interest on, the Loans and of commitment and participation fees hereunder, not later than 12:00 Noon (New York City time) on the date when due, in Federal or other funds immediately available in New York City, to the Agent at its address referred to in Section 9.01. The Agent will promptly distribute to each Bank its ratable share of each such payment received by the Agent for the account of the Banks. Whenever any payment of principal of, or interest on, the Domestic Loans or of commitment fees shall be due on a day which is not a Domestic Business Day, the date for payment thereof shall be extended to the next succeeding Domestic Business Day. Whenever any payment of principal of, or interest on, the Euro-Dollar Loans shall be due on a day which is not a Euro-Dollar Business Day, the date for payment thereof shall be extended to the next succeeding Euro-Dollar Business Day unless such Euro-Dollar Business Day falls in another calendar month, in which case the date for payment thereof shall be the next preceding Euro-Dollar Business Day. If the date for any payment of principal is extended by operation of law or otherwise, interest thereon shall be payable for such extended time.

                 (b) Unless the Agent shall have received notice from the Borrower prior to the date on which any payment is due to the Banks hereunder that the Borrower will not make such payment in full, the Agent may assume that the Borrower has made such payment in full to the Agent on such date and the Agent may, in reliance upon such assumption, cause to be distributed to each Bank on such due date an amount equal to the amount then due such Bank. If and to the extent that the Borrower shall not have so made such payment, each Bank shall repay to the Agent forthwith on demand such amount distributed to such Bank together with interest thereon, for each day from the date such amount is distributed to such Bank until the date such Bank repays such amount to the Agent, at the Federal Funds Rate.

                 SECTION 2.12. Funding Losses. If the Borrower makes any payment of principal with respect to any Fixed Rate Loan (pursuant to Article II, VI or VIII or otherwise) on any day other than the last day of the Interest Period applicable thereto, or the last day of an applicable period fixed pursuant to Section 2.05(d), or if the Borrower fails to borrow or prepay any Fixed Rate Loans after notice has been given to any Bank in accordance with
Section 2.02(b) or 2.09(b), the Borrower shall reimburse each Bank within 15 days after demand for any resulting loss or expense incurred by it (or by an existing or prospective Participant in the related Loan), including (without limitation) any loss incurred in obtaining, liquidating or employing deposits from third parties, but excluding loss of margin for the period after any such payment or failure to borrow or prepay, provided that such Bank shall have delivered to the Borrower a certificate as to the amount of such loss or expense, which certificate shall be conclusive in the absence of manifest error.

                 SECTION 2.13. Computation of Interest and Fees. Interest based on the Prime Rate hereunder shall be computed on the basis of a year of 365 days (or 366 days in a leap year) and paid for the actual number of days elapsed (including the first day but excluding the last day). All other interest and commitment fees shall be computed on the basis of a year of 360 days and paid for the actual number of days elapsed (including the first day but excluding the last day).



                                  ARTICLE III

                                   CONDITIONS


                 SECTION 3.01. Effectiveness. This Agreement shall become effective on the date (the "Effective Date") on which the Agent shall have received each of the following documents, each dated the Effective Date unless otherwise indicated:

                 (a) counterparts hereof signed by each of the parties hereto (or, in the case of any party as to which an executed counterpart shall not have been received, receipt by the Agent in form satisfactory to it of telegraphic, telex, facsimile transmission or other written confirmation from such party of execution of a counterpart hereof signed by such party);

                 (b) a duly executed Note for the account of each Bank dated on or before the Effective Date complying with the provisions of
         Section 2.03;

                 (c) counterparts of the Guaranty Agreement, duly executed by each of the Subsidiaries listed on the signature pages thereof;

                 (d) an opinion of Fulbright & Jaworski, substantially in the form of Exhibit B-1 hereto and covering such additional matters relating to the transactions contemplated hereby as the Required Banks may reasonably request;

                 (e) an opinion of the General Counsel of the Borrower, substantially in the form of Exhibit B-2 hereto and covering such additional matters relating to the transactions contemplated hereby as the Required Banks may reasonably request;

                 (f) an opinion of Davis Polk & Wardwell, special counsel for the Agent, substantially in the form of Exhibit C hereto and covering such additional matters relating to the transactions contemplated hereby as the Required Banks may reasonably request;

                 (g) all documents the Agent may reasonably request relating to the existence of the Borrower, the corporate authority for and the validity of the Loan Documents, and any other matters relevant hereto, all in form and substance satisfactory to the Agent; and

                 (h)  evidence satisfactory to the Agent of the payment of
         (i) all principal of and interest on any loans outstanding under, and all accrued commitment fees under, the Existing Credit Agreement and
         (ii) the fees referred to in Section 2.07 (a) and (b).

The Agent shall promptly notify the Borrower and the Banks of the Effective Date, and such notice shall be conclusive and binding on all parties hereto. The Borrower and the Banks party to the Existing Credit Agreement, comprising the "Required Banks" as defined therein, hereby agree that (i) the commitments of the banks under the Existing Credit Agreement shall terminate in their entirety immediately and automatically upon the effectiveness of this Agreement, without further action by any party to the Existing Credit Agreement, (ii) all accrued commitment fees under the Existing Credit Agreement shall be due and payable at such time and (iii) subject to Section 2.12 of the Existing Credit Agreement, the Borrower may prepay any and all loans outstanding thereunder on the date of effectiveness of this Agreement.

                 SECTION 3.02. Borrowings. The obligation of any Bank to make a Loan on the occasion of any Borrowing is subject to the satisfaction of the following conditions:

                 (a) receipt (or deemed receipt) by the Agent of a Notice of Borrowing as required by Section 2.02;

                 (b) the fact that, immediately after such Borrowing, the aggregate outstanding principal amount of the Loans will not exceed the aggregate amount of the Commitments;

                 (c) the fact that, immediately after such Borrowing, no Default shall have occurred and be continuing; and

                 (d) the fact that the representations and warranties of the Borrower contained in this Agreement (except, in the case of a Refunding Borrowing, the representation and warranty set forth in
         Section 4.04(c) as to any material adverse change which has theretofore been disclosed in writing by the Borrower to the Banks) shall be true on and as of the date of such Borrowing.

Each Borrowing hereunder shall be deemed to be a representation and warranty by the Borrower on the date of such Borrowing as to the facts specified in clauses
(b), (c) and (d) of this Section.


                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES


                 The Borrower represents and warrants that:

                 SECTION 4.01. Corporate Existence and Power. The Borrower and each of its corporate Subsidiaries are corporations duly incorporated, validly existing and in good standing under the laws of their respective jurisdictions of incorporation, and have all corporate powers and all material governmental licenses, authorizations, consents and approvals required to carry on their business as now conducted.

                 SECTION 4.02. Corporate and Governmental Authorization; No Contravention. The execution, delivery and performance by the Borrower of this Agreement and the Notes and by the Subsidiaries party thereto of the Guaranty Agreement are within the Borrower's and such Subsidiaries' respective corporate powers, have been duly authorized by all necessary corporate action, require no action by or in respect of, or filing with, any governmental body, agency or official and do not contravene, or constitute a default under, any provision of applicable law or regulation or of the certificate of incorporation or by-laws of the Borrower or of such Subsidiaries or of any agreement, judgment, injunction, order, decree or other instrument binding upon the Borrower or any of its Subsidiaries or result in the creation or imposition of any Lien on any asset of the Borrower or any of its Subsidiaries.

                 SECTION 4.03. Binding Effect. This Agreement constitutes a valid and binding agreement of the Borrower and each Note, when executed and delivered in accordance with this Agreement, will constitute a valid and binding obligation of the Borrower, in each case enforceable in accordance with its terms. The Guaranty Agreement constitutes a valid and binding agreement of each Subsidiary that is a party thereto, enforceable against it in accordance with its terms.

                 SECTION 4.04.  Financial Information.

                 (a) The consolidated balance sheet of the Borrower and its Consolidated Subsidiaries as of December 31, 1993 and the related consolidated statements of income, common stockholders' equity and cash flows for the fiscal year then ended, reported on by Arthur Andersen & Co. and set forth in the Borrower's 1993 Form 10-K, a copy of which has been delivered to each of the Banks, fairly present, in conformity with generally accepted accounting principles, the consolidated financial position of the Borrower and its Consolidated Subsidiaries as of such date and their consolidated results of operations and cash flows for such fiscal year.

                 (b) The unaudited consolidated balance sheet of the Borrower and its Consolidated Subsidiaries as of March 31, 1994 and the related unaudited consolidated statements of income, common stockholders' equity and cash flows for the three months then ended, set forth in the Borrower's Latest Form 10-Q, a copy of which has been delivered to each of the Banks, fairly present, in conformity with generally accepted accounting principles applied on a basis consistent with the financial statements referred to in subsection (a) of this Section, the consolidated financial position of the Borrower and its Consolidated Subsidiaries as of such date and their consolidated results of operations and cash flows for such three-month period (subject to normal year-end adjustments).

                 (c) Since March 31, 1994, there has been no material adverse change in the business, financial position, results of operations or prospects of the Borrower and its Consolidated Subsidiaries, considered as a whole.

                 SECTION 4.05. Litigation. There is no action, suit or proceeding pending against, or to the knowledge of the Borrower threatened against or affecting, the Borrower or any of its Subsidiaries before any court or arbitrator or any governmental body, agency or official in which there is a reasonable possibility of an adverse decision which could materially adversely affect the business, consolidated financial position or consolidated results of operations of the Borrower and its Consolidated Subsidiaries, considered as a whole, or which in any manner draws into question the validity of any of the Loan Documents.

                 SECTION 4.06. Ownership of Capital Stock of Subsidiaries. The Subsidiaries of the Borrower existing on the date hereof are listed on
Schedule 1 hereto. All shares of the capital stock of each Subsidiary of the Borrower are owned by the Borrower, directly or indirectly through Subsidiaries, free and clear of all Liens, except Liens created by the Collateral Documents.

                 SECTION 4.07. Compliance with ERISA. Each member of the ERISA Group has fulfilled its obligations under the minimum funding standards of ERISA and the Internal Revenue Code with respect to each Plan and is in compliance in all material respects with the presently applicable provisions of ERISA and the Internal Revenue Code with respect to each Plan. No member of the ERISA Group has (i) sought a waiver of the minimum funding standard under
Section 412 of the Internal Revenue Code in respect of any Plan, (ii) failed to make any contribution or payment to any Plan or Multiemployer Plan or in respect of any Benefit Arrangement, or made any amendment to any Plan or Benefit Arrangement, which has resulted or could result in the imposition of a Lien or the posting of a bond or other security under ERISA or the Internal Revenue Code or (iii) incurred any liability under Title IV of ERISA other than a liability to the PBGC for premiums under Section 4007 of ERISA.

                 SECTION 4.08.  Environmental Matters.   In the ordinary course
of its business, the Borrower reviews when and as appropriate the effect of Environmental Laws on the business, operations and properties of the Borrower and its Subsidiaries, in the course of which it identifies and evaluates associated liabilities and costs (including, without limitation, any capital or operating expenditures required for clean-up or closure of properties presently or previously owned, any capital or operating expenditures required to achieve or maintain compliance with environmental protection standards imposed by law or as a condition of any license, permit or contract, any related constraints on operating activities, including any periodic or permanent shutdown of any facility or reduction in the level of or change in the nature of operations conducted thereat, any costs or liabilities in connection with off-site disposal of wastes or Hazardous Substances, and any actual or potential liabilities to third parties, including employees, and any related costs and
expenses).   On the basis of this review, the Borrower has reasonably concluded that such associated liabilities and costs, including the costs of compliance with Environmental Laws, are unlikely to have a material adverse effect on the business, financial condition, results of operations or prospects of the

Borrower and its Consolidated Subsidiaries, considered as a whole.

                 SECTION 4.09. Taxes. The Borrower and its Subsidiaries have filed all United States Federal income tax returns and all other material tax returns which are required to be filed by them and have paid all taxes due pursuant to such returns or pursuant to any assessment received by the Borrower or any Subsidiary. The charges, accruals and reserves on the books of the Borrower and its Subsidiaries in respect of taxes or other governmental charges are, in the opinion of the Borrower, adequate.

                 SECTION 4.10. Not an Investment Company. The Borrower is not an "investment company" within the meaning of the Investment Company Act of 1940, as amended.


                                   ARTICLE V

                                   COVENANTS


                 The Borrower agrees that, so long as any Bank has any Commitment hereunder or any amount payable under any Note remains unpaid:

                 SECTION 5.01. Information. The Borrower will deliver to each of the Banks:

                 (a) as soon as available and in any event within 90 days after the end of each fiscal year of the Borrower, a consolidated and consolidating balance sheet of the Borrower and its Consolidated Subsidiaries as of the end of such fiscal year and the related consolidated and consolidating statements of income and common stockholders' equity and consolidated statement of cash flows for such fiscal year, setting forth in each case in comparative form the figures for the previous fiscal year, all reported on in a manner acceptable to the Securities and Exchange Commission by Arthur Andersen & Co. or other independent public accountants of nationally recognized standing or, in the case of the consolidating financial statements, certified as to fairness of presentation, generally accepted accounting principles and consistency by the Borrower's chief financial officer or chief accounting officer, except that the consolidating financial statements with respect to the special purpose Subsidiary referred to in the definition of

         "Receivables Financing" need not be so certified as to generally accepted accounting principles;

                 (b) as soon as available and in any event within 45 days after the end of each of the first three quarters of each fiscal year of the Borrower, a consolidated and consolidating balance sheet of the Borrower and its Consolidated Subsidiaries as of the end of such quarter and the related consolidated and consolidating statements of income and common stockholders' equity and consolidated statement of cash flows for such quarter and for the portion of the Borrower's fiscal year ended at the end of such quarter, setting forth in each case in comparative form the figures for the corresponding quarter and the corresponding portion of the Borrower's previous fiscal year, all certified (subject to normal year-end adjustments) as to fairness of presentation, generally accepted accounting principles and consistency by the chief financial officer or the chief accounting officer of the Borrower, except that the consolidating financial statements with respect to the special purpose Subsidiary referred to in the definition of "Receivables Financing" need not be so certified as to generally accepted accounting principles;

                 (c) simultaneously with the delivery of each set of financial statements referred to in clauses (a) and (b) above, a certificate of the chief financial officer or the chief accounting officer of the Borrower setting forth (i) in reasonable detail the calculations required to establish whether the Borrower was in compliance with the requirements of Sections 5.07 to 5.16, inclusive, on the date of such financial statements, (ii) the Leverage Ratio as at the date of such financial statements and the Fixed Charge Coverage Ratio for the period of four consecutive fiscal quarters then ended and (iii) stating whether any Default exists on the date of such certificate and, if any Default then exists, setting forth the details thereof and the action which the Borrower is taking or proposes to take with respect thereto;

                 (d) simultaneously with the delivery of each set of financial statements referred to in clause (a) above, a statement of the firm of independent public accountants which reported on such statements (i) whether anything has come to their attention to cause them to believe that any Default existed on the date of such statements and (ii) confirming the calculations set forth in the officer's certificate delivered simultaneously therewith pursuant to clause (c) above;

                 (e) within five days after any officer of the Borrower obtains knowledge of any Default, if such Default is then continuing, a certificate of the chief financial officer or the chief accounting officer of the Borrower setting forth the details thereof and the action which the Borrower is taking or proposes to take with respect thereto;

                 (f) promptly upon the mailing thereof to the shareholders of the Borrower generally, copies of all financial statements, reports and proxy statements so mailed;

                 (g) promptly upon the filing thereof, copies of all registration statements (other than the exhibits thereto and any registration statements on Form S-8 or its equivalent) and reports on Forms 10-K, 10-Q and 8-K (or their equivalents) which the Borrower shall have filed with the Securities and Exchange Commission;

                 (h) if and when any member of the ERISA Group (i) gives or is required to give notice to the PBGC of any "reportable event" (as defined in Section 4043 of ERISA) with respect to any Plan which might constitute grounds for a termination of such Plan under Title IV of ERISA, or knows that the plan administrator of any Plan has given or is required to give notice of any such reportable event, a copy of the notice of such reportable event given or required to be given to the PBGC; (ii) receives notice of complete or partial withdrawal liability under Title IV of ERISA or notice that any Multiemployer Plan is in reorganization, is insolvent or has been terminated, a copy of such notice; (iii) receives notice from the PBGC under Title IV of ERISA of an intent to terminate, impose liability (other than for premiums under Section 4007 of ERISA) in respect of, or appoint a trustee to administer any Plan, a copy of such notice; (iv) applies for a waiver of the minimum funding standard under Section 412 of the Internal Revenue Code, a copy of such application; (v) gives notice of intent to terminate any Plan under Section 4041(c) of ERISA, a copy of such notice and other information filed with the PBGC; (vi) gives notice of withdrawal from any Plan pursuant to Section 4063 of ERISA, a copy of such notice; or (vii) fails to make any payment or contribution to any Plan or Multiemployer Plan or in respect of any Benefit Arrangement or makes any amendment to any Plan or

         Benefit Arrangement which has resulted or could result in the imposition of a Lien or the posting of a bond or other security, a certificate of the chief financial officer or the chief accounting officer of the Borrower setting forth details as to such occurrence and action, if any, which the Borrower or applicable member of the ERISA Group is required or proposes to take;

                 (i) (x) no later than the end of each fiscal year an executive summary report of Johnson & Higgins or any other nationally recognized actuary selected by the Borrower with the consent of the Required Banks (which consent will not be unreasonably withheld) of the Borrower's estimated cost of insurance, including self-insurance, for the following fiscal year (provided that the Borrower will deliver to the Agent the full report at the same time), and (y) by the end of each fiscal year, a certificate of the chief financial officer of the Borrower to the effect that, to provide for the insurance cost allocation, the Borrower has debited its income statement for such fiscal year in accordance with the recommendations set forth in the summary report of Johnson & Higgins (or other actuary referred to above) concerning such fiscal year; and

                 (j) from time to time such additional information regarding the financial position or business of the Borrower and its Subsidiaries as the Agent, at the request of any Bank, may reasonably request.

                 SECTION 5.02. Payment of Obligations. (a) The Borrower will pay and discharge, and will cause each Subsidiary to pay and discharge, at or before maturity, all their respective material obligations and liabilities, including, without limitation, tax liabilities, except where the same may be contested in good faith by appropriate proceedings, and will maintain, and will cause each Subsidiary to maintain, in accordance with generally accepted accounting principles, appropriate reserves for the accrual of any of the same.


                 (b) The Borrower will, and will cause each Subsidiary to, comply with the provisions of each material lease to which it is a party.

                 (c) The Borrower shall not permit any Subsidiary to agree to any amendment or modification of any lease which would be adverse to the interests of such Subsidiary, the Borrower or the Banks.

                 SECTION 5.03. Maintenance of Property; Insurance. (a) The Borrower will keep, and will cause each Subsidiary to keep, all property useful and necessary to its business in good working order and condition, ordinary wear and tear excepted.

                 (b) The Borrower will maintain, and will cause each Subsidiary to maintain (either in the name of the Borrower or in such Subsidiary's own name), insurance policies against such risks, in at least such amounts and upon such terms as are set forth in Schedule 2 hereto; provided that the Borrower shall not be required to maintain insurance specified in the preceding sentence (i) if an independent insurance broker, insurance agent or other insurance representative reasonably satisfactory to the Required Banks shall certify to the Banks that such requirement with respect to such insurance cannot be complied with in a recognized insurance market by reason of the unavailability to companies of established repute engaged in the same or a similar business of insurance with respect to one or more risks so required to be insured against or the amount of insurance so required to be maintained or
(ii) in respect of any assets sold by the Borrower, for events occurring after the sale of such assets. The Borrower may replace any insurance company named in Schedule 2 hereto with an Acceptable Insurer, and may decrease the amount of insurance not constituting self-insurance carried with the consent of the Required Banks. The Borrower may self-insure for professional and general liability claims, including, without limitation, workers compensation, so long as the Borrower shall maintain, and make additions to, reserves not less than such amounts as may be necessary so as to permit the Borrower to make the statement required in the chief financial officer's certificate pursuant to
Section 5.01(i). The Borrower will furnish to the Banks (i) upon request of any Bank through the Agent from time to time, full information as to the insurance carried, including the full report referred to in Section 5.01(i),
(ii) within five days of receipt of notice from any insurer, a copy of any notice of cancellation or material change in coverage from that existing on the date of this Agreement and (iii) forthwith, notice of any cancellation or nonrenewal of coverage by the Borrower. The Borrower will change its current self-insurance arrangements only with the consent of the Required Banks, except to the extent that the Borrower obtains new insurance (or arranges for self-insurance) for the specific purpose of covering the claims arising from a business not in existence on the date hereof.

                 SECTION 5.04. Conduct of Business and Maintenance of Existence. Except as permitted by Section 5.14 the Borrower will continue, and will cause each Subsidiary to continue, to engage in business of the same general type as now conducted by the Borrower and its Subsidiaries, and will preserve, renew and keep in full force and effect, and, except as permitted by
Section 5.14, will cause each Subsidiary to preserve, renew and keep in full force and effect their respective corporate or partnership existence and their respective rights, privileges and franchises necessary or desirable in the normal conduct of business.

                 SECTION 5.05. Compliance with Laws. The Borrower will comply, and cause each Subsidiary to comply, in all material respects with all applicable laws, ordinances, rules, regulations, and requirements of governmental authorities (including, without limitation, Environmental Laws and ERISA and the rules and regulations thereunder) except where the necessity of compliance therewith is contested in good faith by appropriate proceedings.

                 SECTION 5.06. Inspection of Property, Books and Records. The Borrower will keep, and will cause each Subsidiary to keep, proper books of record and account in which full, true and correct entries in conformity with generally accepted accounting principles shall be made of all dealings and transactions in relation to its business and activities; and will permit, and will cause each Subsidiary to permit, representatives of any Bank at such Bank's expense to visit and inspect any of their respective properties, to examine and make abstracts from any of their respective books and records and to discuss their respective affairs, finances and accounts with their respective officers, employees and independent public accountants, all at such reasonable times and as often as may reasonably be desired.

                 SECTION 5.07. Leverage Ratio. The Leverage Ratio will not, at any time during any period set forth below, exceed the ratio set forth below opposite such year:

                 Period                                                  Ratio
                 ------                                                  -----
         Effective Date through
         December 30, 1994                                          .67 to 1.00

         December 31, 1994 through
         December 30, 1995                                          .64 to 1.00

         December 31, 1995 through
         December 30, 1996                                          .62 to 1.00

         December 31 1996 through
         December 30, 1997                                          .62 to 1.00

         December 31, 1997 and thereafter                           .60 to 1.00


                 SECTION 5.08. Minimum Consolidated Net Worth. Consolidated Net Worth will at no time be less than the sum of $200,000,000 plus 50% of Cumulative Positive Net Income. For purposes of this Section, "Cumulative Positive Net Income" means, as of any date, the sum of Consolidated Net Income for each fiscal year ending after the Effective Date and on or prior to such date for which such Consolidated Net Income is a positive amount, disregarding any fiscal year for which Consolidated Net Income is a negative amount.

                 SECTION 5.09. EBITDA Ratio. The EBITDA Ratio will not, at the last day of any fiscal quarter during any fiscal year set forth below, exceed the ratio set forth below opposite such year:


                          Fiscal Year Ending                Ratio
                          ------------------                -----
                          December 31, 1994                 5.0 to 1
                          December 31, 1995                 4.8 to 1
                          December 31,  1996
                           and thereafter                   4.5 to 1

                 SECTION 5.10. Fixed Charge Coverage. The Fixed Charge Coverage Ratio will not, at the last day of any fiscal quarter, be less than
1.80 to 1.

                 SECTION 5.11. Capital Expenditures. The Borrower will not permit Consolidated Capital Expenditures to exceed in any fiscal year an amount equal to the sum of (i) $90,000,000 plus (ii) the lesser of (A) $90,000,000 or
(B) the amount (if any) by which (x) the aggregate Consolidated Capital Expenditures for all fiscal years ended after the Effective Date and prior to such fiscal year are less than

(y) the product of $90,000,000 times the number of such fiscal years.

                 SECTION 5.12. Restricted Payments; Prepayments of Subordinated Debt. The Borrower will not, and will not permit any of its Subsidiaries to, (i) declare or make any Restricted Payment or (ii) prepay, purchase, redeem or otherwise acquire for value (except in compliance with compulsory amortization or sinking fund requirements (including, without limitation, purchases thereof made to fulfill sinking fund requirements within 12 months of any sinking fund payment date) or any other mandatory prepayment provisions and in compliance with the subordination provisions of such Subordinated Debt), or make any payment of interest or deposit funds with any paying agent therefor more than five business days before the time such payment or deposit is due with respect to, or agree to the modification or amendment of any of the terms of subordination or payment of, or amortization or sinking fund requirements applicable to, any Subordinated Debt; provided that, so long as no Default has occurred and is continuing, the Borrower may make Restricted Payments so long as the aggregate amount of Restricted Payments made pursuant to this proviso after the Effective Date does not exceed the sum of (i) $50,000,000 plus (ii) 50% of Consolidated Net Income of the Borrower and its Consolidated Subsidiaries for the period from March 31, 1994 through the end of the Borrower's then most recent fiscal quarter (treated for this purpose as a single accounting period).

                 SECTION 5.13. Consolidations, Mergers, Sales of Assets, Dissolutions, Reorganizations, etc. (a) The Borrower will not, nor will it permit any Subsidiary to, enter into any transaction of merger or consolidation, reorganize, liquidate, dissolve or wind up (or suffer any reorganization, liquidation, dissolution or winding up) or convey, sell, lease or otherwise dispose of, in one or a series of related transactions, substantially all of its property, assets or business, except:

                  (i) the Borrower and its Subsidiaries may sell their inventory in the ordinary course of business;

                 (ii) any Subsidiary of the Borrower may be voluntarily liquidated, dissolved or wound up or merged into or consolidated with, or may convey all or any part of its property, assets or business to, the Borrower or any Wholly-Owned Consolidated Subsidiary; provided that (A) if a Subsidiary of the Borrower is merged into or consolidated with the Borrower or any Wholly-Owned Consolidated Subsidiary, the Borrower or such Wholly-Owned Consolidated Subsidiary, as the case may be, shall be the surviving corporation and (B) no disposition of assets referred to above in this clause (ii) of this Section shall be permitted if, immediately after giving effect thereto, a Default shall have occurred and be continuing; and

                 (iii) any Subsidiary of the Borrower may sell substantially all of its accounts receivable to the special purpose Subsidiary referred to in the definition of "Receivables Financing" pursuant to the Receivables Financing and such Subsidiary may obtain financing of up to $85,000,000 by selling or pledging substantially all such accounts receivable to certain investors.

Notwithstanding the foregoing and except as provided by subsection (b) of this Section, (X) the Borrower may permit any Subsidiary to enter into any transaction of merger or consolidation, reorganize, liquidate, dissolve or wind up (or suffer any reorganization, liquidation, dissolution or winding up of such Subsidiary) or convey, sell, lease or otherwise dispose of, in one or a series of related transactions, substantially all of its property, assets or business, provided that the Borrower ensures that any Net Consideration (as defined in Section 2.09(b)) received from any of the above-mentioned transactions is applied to reduce the Commitments to the extent required by
Section 2.09(b), and (Y) the Borrower may trade or exchange (through formation of joint ventures or otherwise), the assets of any Subsidiary for similar assets, provided that the aggregate amount of Net Tangible Assets so exchanged during the term of this Agreement shall not exceed 15% of Consolidated Net Tangible Assets, determined as of the last day of the fiscal quarter most recently ended on or prior to the date of consummation of the most recent such trade or exchange.

                 (b) The Borrower will not convey, sell, lease or otherwise dispose of, in one or a series of related transactions, assets comprising more than 25% of the Net Tangible Assets of any of the McAllen Medical Center, the Valley Hospital Medical Center, the Auburn General Hospital or the River Oaks Hospital, provided that the Borrower may sell or contribute such assets to a partnership or other joint venture Person operating in the same geographical and professional markets so long as the Borrower shall control the management of such Person.

                 SECTION 5.14. Subsidiary Debt. The Borrower will not, after the date of this Agreement, permit any of its Subsidiaries to incur, assume or suffer to exist any Debt except (A) Debt existing on the date hereof, (B) Debt owing to the Borrower or a Wholly-Owned Consolidated Subsidiary, (C) other Debt not exceeding $15,000,000 in aggregate principal amount outstanding for all Subsidiaries, (D) non-recourse financing approved in advance in writing by the Required Banks,
(E) Debt secured by Liens permitted pursuant to Section 5.16 and (F) Guarantees of letter of credit reimbursement obligations of the Borrower in an aggregate amount (contingent and non-contingent) at no time exceeding $30,000,000.

                 SECTION 5.15. Use of Proceeds. The proceeds of the Loans made under this Agreement will be used by the Borrower for its general corporate purposes. None of such proceeds will be used, directly or indirectly, for the purpose, whether immediate, incidental or ultimate, of purchasing or carrying any "margin stock" within the meaning of Regulation U; provided, that up to $6,000,000 of such proceeds may be used to purchase shares of UHRIT, provided further that in no event shall any proceeds of Loans made under this Agreement be used in violation of Regulation U or any other applicable law or regulation.

                 SECTION 5.16. Negative Pledge. The Borrower will not, and will not permit any Subsidiary to, create, assume or suffer to exist any Lien on any asset (including the stock and assets of any Subsidiary) now owned or hereafter acquired by it, except:

                 (a) for a period from the Effective Date up to and including the date that is 60 days after the Effective Date, Liens created by the Collateral Documents;

                 (b) Liens on cash and cash equivalents securing Derivatives Obligations, provided that the aggregate amount of cash and cash equivalents subject to such Liens may at no time exceed $5,000,000;

                 (c) Liens existing on the date of this Agreement securing Debt outstanding on the date of this Agreement, in an aggregate principal amount not exceeding $46,000,000;

                 (d) any Lien existing on any asset of any Person at the time such Person becomes a Subsidiary and not created in contemplation of such event;

                 (e) any Lien on any asset securing Debt incurred or assumed for the purpose of financing all or any part of the cost of acquiring such asset; provided that such

         Lien attaches to such asset concurrently with or within 90 days after the acquisition thereof;

                 (f) any Lien on any asset of any Person existing at the time such Person is merged or consolidated with or into the Borrower or a Subsidiary and not created in contemplation of such event;

                 (g) any Lien existing on any asset prior to the acquisition thereof by the Borrower or a Subsidiary and not created in contemplation of such acquisition;

                 (h) any Lien arising out of the refinancing, extension, renewal or refunding of any Debt secured by any Lien permitted by any of the foregoing clauses of this Section; provided that such Debt is not increased and is not secured by any additional assets;

                 (i)  Liens arising in the ordinary course of its business which
         (i) do not secure Debt or Derivatives Obligations, (ii) do not secure obligations exceeding $20,000,000 in aggregate amount and (iii) do not in the aggregate materially detract from the value of its assets or materially impair the use thereof in the operation of its business;

                 (j)  Liens arising out of the Receivables Financing; and

                 (k) Liens not otherwise permitted by the foregoing clauses of this Section securing Debt in an aggregate principal amount at any time outstanding not to exceed 5% of Consolidated Net Worth.

                 SECTION 5.17. Termination of the Intercreditor Agreement. The Borrower will deliver to the Agent as soon as available and in any event within 60 days after the Effective Date, evidence satisfactory to the Agent of the termination of the Intercreditor Agreement and the release of all collateral under the Collateral Documents.

                 SECTION 5.18. Additional Guarantors. The Borrower represents and warrants that, as of the date of this Agreement, the Guarantors set forth on the signature pages of the Guaranty Agreement constitute all Subsidiaries (except as contemplated by the definition of the term "Subsidiary"). The Borrower agrees, within ten days after any Person hereafter becomes a Subsidiary, to cause such Person to become a Guarantor (as defined in the Guaranty Agreement) under the Guaranty Agreement, and in connection therewith to deliver such opinions of counsel and other documents relating to such Guarantor and its obligations thereunder as the Agent may reasonably request.


                                   ARTICLE VI

                                    DEFAULTS


                 SECTION 6.01. Events of Default. If one or more of the following events ("Events of Default") shall have occurred and be continuing:

                 (a) the Borrower shall fail to pay when due any principal of or interest on any Loan, any fees or any other amount payable hereunder;

                 (b) the Borrower or any of its Subsidiaries shall fail to observe or perform any covenant contained in Sections 5.07 to 5.18, inclusive;

                 (c) the Borrower or any of its Subsidiaries shall fail to observe or perform any covenant or agreement contained in this Agreement (other than those covered by clause (a) or (b) above) or the Guaranty Agreement for 10 days after notice thereof has been given to the Borrower or such Subsidiary by the Agent at the request of any Bank;

                 (d) any representation, warranty, certification or statement made by the Borrower or any of its Subsidiaries in the Loan Documents or in any certificate, financial statement or other document delivered pursuant hereto or thereto shall prove to have been incorrect in any material respect when made (or deemed made);

                 (e) the Borrower or any Subsidiary shall fail to make any payment in respect of any Material Financial Obligations when due or within any applicable grace period;

                 (f) any event or condition shall occur which results in the acceleration of the maturity of any Material Debt or enables (or, with the giving of notice or lapse of time or both, would enable) the holder of such Debt or any Person acting on such holder's behalf to accelerate the maturity thereof;

                 (g) the Borrower or any of its Subsidiaries shall commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, or shall consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it, or shall make a general assignment for the benefit of creditors, or shall fail generally to pay its debts as they become due, or shall take any corporate action to authorize any of the foregoing;

                 (h) an involuntary case or other proceeding shall be commenced against the Borrower or any of its Subsidiaries seeking liquidation, reorganization or other relief with respect to it or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, and such involuntary case or other proceeding shall remain undismissed and unstayed for a period of 60 days; or an order for relief shall be entered against the Borrower or any Subsidiary under the federal bankruptcy laws as now or hereafter in effect;

                 (i) any member of the ERISA Group shall fail to pay when due an amount or amounts aggregating in excess of $1,000,000 which it shall have become liable to pay under Title IV of ERISA; or notice of intent to terminate a Material Plan shall be filed under Title IV of ERISA by any member of the ERISA Group, any plan administrator or any combination of the foregoing; or the PBGC shall institute proceedings under Title IV of ERISA to terminate, to impose liability (other than for premiums under Section 4007 of ERISA) in respect of, or to cause a trustee to be appointed to administer any Material Plan; or a condition shall exist by reason of which the PBGC would be entitled to obtain a decree adjudicating that any Material Plan must be terminated; or there shall occur a complete or partial withdrawal from, or a default, within the meaning of Section 4219(c)(5) of ERISA, with respect to, one or more Multiemployer Plans which could cause one or more members of the ERISA Group to incur a current payment obligation in excess of $1,000,000;

                 (j) a judgment or order for the payment of money in excess of $1,000,000 shall be rendered against the Borrower or any Subsidiary and such judgment or order shall continue unsatisfied and unstayed for a period of 10 days; or

                 (k) any person or group of persons (within the meaning of Section 13 or 14 of the Securities Exchange Act of 1934, as amended) (except a person that has or a group of persons each of which has as of the date hereof more than 10% of such voting common stock) shall have acquired beneficial ownership (within the meaning of Rule 13d-3 promulgated by the Securities and Exchange Commission under said Act) of 25% or more of the outstanding shares of voting common stock of the Borrower; or, during any period of 24 consecutive calendar months, individuals who were directors of the Borrower on the first day of such period shall cease to constitute a majority of the board of directors of the Borrower;

then, and in every such event, the Agent shall (i) if requested by the Required Banks, by notice to the Borrower terminate the Commitments and they shall thereupon terminate, and (ii) if requested by the Required Banks, by notice to the Borrower declare the Notes (together with accrued interest thereon) to be, and the Notes shall thereupon become, immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower; provided that in the case of any of the Events of Default specified in clause (g) or (h) above with respect to the Borrower, without any notice to the Borrower or any other act by the Agent or the Banks, the Commitments shall thereupon terminate and the Notes (together with accrued interest thereon) shall become immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower.

                 SECTION 6.02. Notice of Default. The Agent shall give notice to the Borrower under Section 6.01(c) promptly upon being requested to do so by any Bank and shall thereupon notify all the Banks thereof.

                                  ARTICLE VII

                                   THE AGENT


                 SECTION 7.01. Appointment and Authorization. Each Bank irrevocably appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under the Loan Documents as are delegated to the Agent by the terms thereof, together with all such powers as are reasonably incidental thereto.

                 SECTION 7.02. Agent and Affiliates. Morgan Guaranty Trust Company of New York shall have the same rights and powers under the Loan Documents as any other Bank and may exercise or refrain from exercising the same as though it were not the Agent, and Morgan Guaranty Trust Company of New York and its affiliates may accept deposits from, lend money to, and generally engage in any kind of business with the Borrower or any Subsidiary or affiliate of the Borrower as if it were not the Agent hereunder.

                 SECTION 7.03. Action by Agent. The obligations of the Agent under the Loan Documents are only those expressly set forth therein. Without limiting the generality of the foregoing, the Agent shall not be required to take any action with respect to any Default, except as expressly provided in
Article VI.

                 SECTION 7.04. Consultation with Experts. The Agent may consult with legal counsel (who may be counsel for the Borrower), independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken by it in good faith in accordance with the advice of such counsel, accountants or experts.

                 SECTION 7.05. Liability of Agent. Neither the Agent nor any of its affiliates nor any of their respective directors, officers, agents or employees shall be liable for any action taken or not taken by it in connection the Loan Documents (i) with the consent or at the request of the Required Banks or (ii) in the absence of its own gross negligence or willful misconduct. Neither the Agent nor any of its affiliates nor any of their respective directors, officers, agents or employees shall be responsible for or have any duty to ascertain, inquire into or verify (i) any statement, warranty or representation made in connection with the Loan Documents or any borrowing hereunder; (ii) the performance or observance of any of the covenants or agreements of the Borrower or any of its Subsidiaries; (iii) the satisfaction of any condition specified in Article III, except receipt of items required to be delivered to the Agent; or (iv) the validity, effectiveness or genuineness of the Loan Documents or any other instrument or writing furnished in connection therewith. The Agent shall not incur any liability by acting in reliance upon any notice, consent, certificate, statement, or other writing (which may be a bank wire, telex, facsimile transmission or similar writing) believed by it to be genuine or to be signed by the proper party or parties.

                 SECTION 7.06. Indemnification. Each Bank shall, ratably in accordance with its Commitment, indemnify the Agent, its affiliates and their respective directors, officers, agents and employees (to the extent not reimbursed by the Borrower) against any cost, expense (including counsel fees and disbursements), claim, demand, action, loss or liability (except such as result from such indemnitees' gross negligence or willful misconduct) that such indemnitees may suffer or incur in connection with the Loan Documents or any action taken or omitted by such indemnitees thereunder.

                 SECTION 7.07. Credit Decision. Each Bank acknowledges that it has, independently and without reliance upon the Agent or any other Bank, and on the basis of such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Bank also acknowledges that it will, independently and without reliance upon the Agent or any other Bank, and on the basis of such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking any action under the Loan Documents.

                 SECTION 7.08. Successor Agent. The Agent may resign at any time by giving notice thereof to the Banks and the Borrower. Upon any such resignation, the Required Banks shall have the right to appoint a successor Agent with (so long as no Default shall have occurred and be continuing) the consent of the Borrower, which consent shall not be unreasonably withheld. If no successor Agent shall have been so appointed by the Required Banks with the Borrower's consent, and shall have accepted such appointment, within 60 days after the retiring Agent gives notice of resignation, then the retiring Agent may, on behalf of the Banks, appoint a successor Agent, which shall be a commercial bank organized or licensed under the laws of the United States of America or of any State thereof and having a combined capital and surplus of at least $50,000,000. Upon the acceptance of its appointment as Agent hereunder by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations hereunder. After any retiring Agent's resignation hereunder as Agent, the provisions of this Article shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent.


                                  ARTICLE VIII

                            CHANGE IN CIRCUMSTANCES


                 SECTION 8.01. Basis for Determining Interest Rate Inadequate or Unfair. If on or prior to the first day of any Interest Period for any Fixed Rate Borrowing:

                 (a) the Agent is advised by the Reference Banks that deposits in dollars (in the applicable amounts) are not being offered to the Reference Banks in the relevant market for such Interest Period, or

                 (b) Banks having 50% or more of the aggregate amount of the Commitments advise the Agent that the Adjusted CD Rate or the Adjusted London Interbank Offered Rate, as the case may be, as determined by the Agent will not adequately and fairly reflect the cost to such Banks of funding their CD Loans or Euro-Dollar Loans, as the case may be, for such Interest Period, the Agent shall forthwith give notice thereof to the Borrower and the Banks, whereupon until the Agent notifies the Borrower that the circumstances giving rise to such suspension no longer exist, the obligations of the Banks to make CD Loans or Euro-Dollar Loans, as the case may be, shall be suspended. Unless the Borrower notifies the Agent at least two Domestic Business Days before the date of any Fixed Rate Borrowing for which a Notice of Borrowing has previously been given that it elects not to borrow on such date, such Borrowing shall instead be made as a Base Rate Borrowing.

                 SECTION 8.02. Illegality. If, on or after the date of this Agreement, the adoption of any applicable law, rule or regulation, or any change in any applicable law, rule or regulation, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Bank (or its Euro-Dollar Lending Office) with any request or directive (whether or not having the force of law) of any such authority, central bank or comparable agency shall make it unlawful or impossible for any Bank (or its Euro-Dollar Lending Office) to make, maintain or fund any of its Euro-Dollar Loans and such Bank shall so notify the Agent, the Agent shall forthwith give notice thereof to the other Banks and the Borrower, whereupon until such Bank notifies the Borrower and the Agent that the circumstances giving rise to such suspension no longer exist, the obligation of such Bank to make Euro-Dollar Loans shall be suspended. Before giving any notice to the Agent pursuant to this Section, such Bank shall designate a different Euro-Dollar Lending Office if such designation will avoid the need for giving such notice and will not, in the judgment of such Bank, be otherwise disadvantageous to such Bank. If such Bank shall determine that it may not lawfully continue to maintain and fund any of its outstanding Euro-Dollar Loans to maturity and shall so specify in such notice, the Borrower shall immediately prepay in full the then outstanding principal amount of each such Euro-Dollar Loan, together with accrued interest thereon. Concurrently with prepaying each such Euro-Dollar Loan, the Borrower shall borrow a Base Rate Loan in an equal principal amount from such Bank (on which interest and principal shall be payable contemporaneously with the related Euro-Dollar Loans of the other Banks), and such Bank shall make such a Base Rate Loan.

                 SECTION 8.03. Increased Cost and Reduced Return. (a) If on or after the date hereof, the adoption of any applicable law, rule or regulation, or any change in any applicable law, rule or regulation, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Bank (or its Applicable Lending Office) with any request or directive (whether or not having the force of law) of any such authority, central bank or comparable agency shall impose, modify or deem applicable any reserve (including, without limitation, any such requirement imposed by the Board of Governors of the Federal Reserve System, but excluding (i) with respect to any CD Loan any such requirement included in an applicable Domestic Reserve Percentage and (ii) with respect to any Euro-Dollar Loan any such requirement included in an applicable Euro-Dollar Reserve Percentage), special deposit, insurance assessment (excluding, with respect to any CD Loan, any such requirement reflected in an applicable Assessment Rate) or similar requirement against assets of, deposits with or for the account of, or credit extended by, any Bank (or its Applicable Lending Office) or shall impose on any Bank (or its Applicable Lending Office) or on the United States market for certificates of deposit or the London interbank market any other condition affecting its Fixed Rate Loans, its Note or its obligation to make Fixed Rate Loans and the result of any of the foregoing is to increase the cost to such Bank (or its Applicable Lending Office) of making or maintaining any Fixed Rate Loan, or to reduce the amount of any sum received or receivable by such Bank (or its Applicable Lending Office) under this Agreement or under its Note with respect thereto, by an amount deemed by such Bank to be material, then, within 15 days after demand by such Bank (with a copy to the Agent), the Borrower shall pay to such Bank such additional amount or amounts as will compensate such Bank for such increased cost or reduction.

                 (b) If any Bank shall have determined that, after the date hereof, the adoption of any applicable law, rule or regulation regarding capital adequacy, or any change in any such law, rule or regulation, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or any request or directive regarding capital adequacy (whether or not having the force of law) of any such authority, central bank or comparable agency, has or would have the effect of reducing the rate of return on capital of such Bank (or its Parent) as a consequence of such Bank's obligations hereunder to a level below that which such Bank (or its Parent) could have achieved but for such adoption, change, request or directive (taking into consideration its policies with respect to capital adequacy) by an amount deemed by such Bank to be material, then from time to time, within 15 days after demand by such Bank (with a copy to the Agent), the Borrower shall pay to such Bank such additional amount or amounts as will compensate such Bank (or its Parent) for such reduction.

                 (c) Each Bank will promptly notify the Borrower and the Agent of any event of which it has knowledge, occurring after the date hereof, which will entitle such Bank to compensation pursuant to this Section and will designate a different Applicable Lending Office if such designation will avoid the need for, or reduce the amount of, such compensation and will not, in the judgment of such Bank, be otherwise disadvantageous to such Bank. A certificate of any Bank claiming compensation under this Section and setting forth the additional amount or amounts to be paid to it hereunder shall be conclusive in the absence of manifest error. In determining such amount, such

Bank may use any reasonable averaging and attribution methods.

                 SECTION 8.04. Taxes. (a) For purposes of this Section 8.04, the following terms have the following meanings:

                 "Taxes" means any and all present or future taxes, duties, levies, imposts, deductions, charges or withholdings with respect to any payment by the Borrower or any Subsidiary pursuant to any Loan Document, and all liabilities with respect thereto, excluding (i) in the case of each Bank and the Agent, taxes imposed on its income, net worth or gross receipts and franchise or similar taxes imposed on it, by a jurisdiction under the laws of which such Bank or the Agent (as the case may be) is organized or in which its principal executive office is located or, in the case of each Bank, in which its Applicable Lending Office is located and (ii) in the case of each Bank, any United States withholding tax imposed on such payments but only to the extent that such Bank is subject to United States withholding tax at the time such Bank first becomes a party to this Agreement.

                 "Other Taxes" means any present or future stamp or documentary taxes and any other excise or property taxes, or similar charges or levies, which arise from any payment made pursuant to this Agreement or under any Note or from the execution or delivery of, or otherwise with respect to, any Loan Document.

                 (b) Any and all payments by the Borrower to or for the account of any Bank or the Agent hereunder or under any Note shall be made without deduction for any Taxes or Other Taxes; provided that, if the Borrower shall be required by law to deduct any Taxes or Other Taxes from any such payments, (i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 8.04) such Bank or the Agent (as the case may
be) receives an amount equal to the sum it would have received had no such deductions been made, (ii) the Borrower shall make such deductions, (iii) the Borrower shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable law and (iv) the Borrower shall furnish to the Agent, at its address referred to in Section 9.01, the original or a certified copy of a receipt evidencing payment thereof.

                 (c) The Borrower agrees to indemnify each Bank and the Agent for the full amount of Taxes or Other Taxes

(including, without limitation, any Taxes or Other Taxes imposed or asserted by any jurisdiction on amounts payable under this Section 8.04) paid by such Bank or the Agent (as the case may be) and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto. This indemnification shall be paid within 15 days after such Bank or the Agent (as the case may be) makes demand therefor.

                 (d) Each Bank organized under the laws of a jurisdiction outside the United States, on or prior to the date of its execution and delivery of this Agreement in the case of each Bank listed on the signature pages hereof and on or prior to the date on which it becomes a Bank in the case of each other Bank, and from time to time thereafter if requested in writing by the Borrower (but only so long as such Bank remains lawfully able to do so), shall provide the Borrower with Internal Revenue Service form 1001 or 4224, as appropriate, or any successor form prescribed by the Internal Revenue Service, certifying that such Bank is entitled to benefits under an income tax treaty to which the United States is a party which exempts the Bank from United States withholding tax or reduces the rate of withholding tax on payments of interest for the account of such Bank or certifying that the income receivable pursuant to this Agreement is effectively connected with the conduct of a trade or business in the United States.

                 (e) For any period with respect to which a Bank has failed to provide the Borrower with the appropriate form pursuant to Section 8.04(d) (unless such failure is due to a change in treaty, law or regulation occurring subsequent to the date on which such form originally was required to be provided), such Bank shall not be entitled to indemnification under Section 8.04(b) or (c) with respect to Taxes imposed by the United States; provided that if a Bank, which is otherwise exempt from or subject to a reduced rate of withholding tax, becomes subject to Taxes because of its failure to deliver a form required hereunder, the Borrower shall take such steps as such Bank shall reasonably request to assist such Bank to recover such Taxes.

                 (f) If the Borrower is required to pay additional amounts to or for the account of any Bank pursuant to this Section 8.04, then such Bank will change the jurisdiction of its Applicable Lending Office if, in the judgment of such Bank, such change (i) will eliminate or reduce any such additional payment which may thereafter accrue and (ii) is not otherwise disadvantageous to such Bank.

                 SECTION 8.05. Base Rate Loans Substituted for Affected Fixed Rate Loans. If (i) the obligation of any Bank to make Euro-Dollar Loans has been suspended pursuant to Section 8.02 or (ii) any Bank has demanded compensation under Section 8.03 or 8.04 with respect to its CD Loans or Euro-Dollar Loans and the Borrower shall, by at least three Euro-Dollar Business Days' prior notice to such Bank through the Agent, have elected that the provisions of this Section shall apply to such Bank, then, unless and until such Bank notifies the Borrower that the circumstances giving rise to such suspension or demand for compensation no longer exist:

                 (a) all Loans which would otherwise be made by such Bank as CD Loans or Euro-Dollar Loans, as the case may be, shall be made instead as Base Rate Loans (on which interest and principal shall be payable contemporaneously with the related Fixed Rate Loans of the other Banks), and

                 (b) after each of its CD Loans or Euro-Dollar Loans, as the case may be, has been repaid, all payments of principal which would otherwise be applied to repay such Fixed Rate Loans shall be applied to repay its Base Rate Loans instead.

                 SECTION 8.06 Substitution of Bank. If any Bank has demanded compensation under Section 8.03 or 8.04, the Borrower shall have the right, with the assistance of the Agent, to seek a mutually satisfactory substitute bank or banks (which may be one or more of the Banks) to purchase the Note and assume the Commitment of such Bank.


                                   ARTICLE IX

                                 MISCELLANEOUS


                 SECTION 9.01. Notices. All notices, requests and other communications to any party hereunder shall be in writing (including bank wire, telex, facsimile transmission or similar writing) and shall be given to such party: (x) in the case of the Borrower or the Agent, at its address, facsimile number or telex number set forth on the signature pages hereof, (y) in the case of any Bank, at its address, facsimile number or telex number set forth in its Administrative Questionnaire or (z) in the case of any party, such other address, facsimile number or telex number as such party may hereafter specify for the purpose by notice to the Agent and the Borrower. Each such notice, request or other communication shall be effective (i) if given by telex, when such telex is transmitted to the telex number specified in this Section and the appropriate answerback is received, (ii) if given by facsimile transmission, when transmitted to the facsimile number specified in this Section and confirmation of receipt is received, (iii) if given by mail, 72 hours after such communication is deposited in the mails with first class postage prepaid, addressed as aforesaid or (iv) if given by any other means, when delivered at the address specified in this Section; provided that notices to the Agent under Article II or Article VIII shall not be effective until received.

                 SECTION 9.02. No Waivers. No failure or delay by the Agent or any Bank in exercising any right, power or privilege under the Loan Documents shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

                 SECTION 9.03. Expenses; Indemnification. (a) The Borrower shall pay (i) all out-of-pocket expenses of the Agent, including fees and disbursements of special counsel for the Agent, in connection with the preparation of the Loan Documents, any waiver or consent thereunder or any amendment thereof or any Default or alleged Default hereunder and (ii) if an Event of Default occurs, all out-of-pocket expenses incurred by the Agent and each Bank, including fees and disbursements of counsel, in connection with such Event of Default and collection, bankruptcy, insolvency and other enforcement proceedings resulting therefrom.

                 (b) The Borrower agrees to indemnify the Agent and each Bank, their respective affiliates and the respective directors, officers, agents and employees of the foregoing (each an "Indemnitee") and hold each Indemnitee harmless from and against any and all liabilities, losses, damages, costs and expenses of any kind, including, without limitation, the reasonable fees and disbursements of counsel, which may be incurred by such Indemnitee in connection with any investigative, administrative or judicial proceeding (whether or not such Indemnitee shall be designated a party thereto) brought or threatened relating to or arising out of this Agreement or any actual or proposed use of proceeds of Loans hereunder; provided that no Indemnitee shall have the right to be indemnified hereunder for such Indemnitee's own gross negligence or willful misconduct as determined by a court of competent jurisdiction.

                 SECTION 9.04. Sharing of Set-Offs. Each Bank agrees that if it shall, by exercising any right of set-off or counterclaim or otherwise, receive payment of a proportion of the aggregate amount of principal and interest due with respect to any Note held by it which is greater than the proportion received by any other Bank in respect of the aggregate amount of principal and interest due with respect to any Note held by such other Bank, the Bank receiving such proportionately greater payment shall purchase such participations in the Notes held by the other Banks, and such other adjustments shall be made, as may be required so that all such payments of principal and interest with respect to the Notes held by the Banks shall be shared by the Banks pro rata; provided that nothing in this Section shall impair the right of any Bank to exercise any right of set-off or counterclaim it may have and to apply the amount subject to such exercise to the payment of indebtedness of the Borrower other than its indebtedness under the Notes. The Borrower agrees, to the fullest extent it may effectively do so under applicable law, that any holder of a participation in a Note, whether or not acquired pursuant to the foregoing arrangements, may exercise rights of set-off or counterclaim and other rights with respect to such participation as fully as if such holder of a participation were a direct creditor of the Borrower in the amount of such participation.

                 SECTION 9.05. Amendments and Waivers. Any provision of this Agreement or the Notes may be amended or waived if, but only if, such amendment or waiver is in writing and is signed by the Borrower and the Required Banks (and, if the rights or duties of the Agent are affected thereby, by the Agent); provided that no such amendment or waiver shall, unless signed by all the Banks, (i) increase or decrease the Commitment of any Bank (except for a ratable decrease in the Commitments of all Banks) or subject any Bank to any additional obligation, (ii) reduce the principal of or rate of interest on any Loan or any fees hereunder, (iii) postpone the date fixed for any payment of principal of or interest on any Loan or any fees hereunder or for termination of any Commitment, (iv) change the percentage of the Commitments or of the aggregate unpaid principal amount of the Notes, or the number of Banks, which shall be required for the Banks or any of them to take any action under this Section or any other provision of this Agreement, (v) change this Section 9.05 or (vi) permit the subordination of any payment or right of payment due to the Banks under the Loan Documents. Notwithstanding the foregoing, if the Borrower is required to make a repayment pursuant to Section 2.09(e) as a result of a reduction of Commitments pursuant to Section 2.09(b), the Borrower shall not be required to repay any Fixed Rate Loan prior to the maturity thereof (and, to the extent required to comply with this exception, the aggregate principal amount of Fixed Rate Loans outstanding under any such Commitment may temporarily exceed the amount of such Commitment, notwithstanding any provision to the contrary elsewhere in this Agreement); provided (x) that the Borrower requests application of this sentence by notice to the Banks at least five Euro-Dollar Business Days preceding the day on which the Commitments will be reduced pursuant to Section 2.09(b) and that (y) the Required Banks consent in writing to such request.

                 SECTION 9.06. Successors and Assigns. (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that the Borrower may not assign or otherwise transfer any of its rights under this Agreement without the prior written consent of all Banks.

                 (b) Any Bank may at any time grant to one or more banks or other institutions (each a "Participant") participating interests in its Commitment or any or all of its Loans. In the event of any such grant by a Bank of a participating interest to a Participant, whether or not upon notice to the Borrower and the Agent, such Bank shall remain responsible for the performance of its obligations hereunder, and the Borrower and the Agent shall continue to deal solely and directly with such Bank in connection with such Bank's rights and obligations under the Loan Documents. Any agreement pursuant to which any Bank may grant such a participating interest shall provide that such Bank shall retain the sole right and responsibility to enforce the obligations of the Borrower under the Loan Documents including, without limitation, the right to approve any amendment, modification or waiver of any provision thereof; provided that such participation agreement may provide that such Bank will not agree to any modification, amendment or waiver of this Agreement described in clause (i), (ii) or (iii) of Section 9.05 without the consent of the Participant. The Borrower agrees that each Participant shall, to the extent provided in its participation agreement, be entitled to the benefits of Article VIII with respect to its participating interest. An assignment or other transfer which is not permitted by subsection (c) or (d) below shall be given effect for purposes of this Agreement only to the extent of a participating interest granted in accordance with this subsection (b).

                 (c) Any Bank may at any time assign to one or more banks or other institutions (each an "Assignee") all, or a proportionate part of all, of its rights and obligations under the Loan Documents, and such Assignee shall assume such rights and obligations, pursuant to an Assignment and Assumption Agreement in substantially the form of Exhibit D hereto executed by such Assignee and such transferor Bank, with (and subject to) the subscribed consent of the Borrower and the Agent, which consents shall not be unreasonably withheld; provided that if an Assignee is an affiliate of such transferor Bank or was a Bank immediately prior to such assignment, no such consent shall be required. Upon execution and delivery of such instrument and payment by such Assignee to such transferor Bank of an amount equal to the purchase price agreed between such transferor Bank and such Assignee, such Assignee shall be a Bank party to this Agreement and shall have all the rights and obligations of a Bank with a Commitment as set forth in such instrument of assumption, and the transferor Bank shall be released from its obligations hereunder to a corresponding extent, and no further consent or action by any party shall be required. Upon the consummation of any assignment pursuant to this subsection
(c), the transferor Bank, the Agent and the Borrower shall make appropriate arrangements so that, if required, a new Note is issued to the Assignee. In connection with any such assignment, the transferor Bank shall pay to the Agent an administrative fee for processing such assignment in the amount of $2,500. If the Assignee is not incorporated under the laws of the United States of America or a state thereof, it shall, prior to the first date on which interest or fees are payable hereunder for its account, deliver to the Borrower and the Agent certification as to exemption from deduction or withholding of any United States federal income taxes in accordance with Section 8.04.

                 (d) Any Bank may at any time assign all or any portion of its rights under the Loan Documents to a Federal Reserve Bank. No such assignment shall release the transferor Bank from its obligations hereunder.

                 (e) No Assignee, Participant or other transferee of any Bank's rights shall be entitled to receive any greater payment under Section
8.03 or 8.04 than such Bank would have been entitled to receive with respect to the rights transferred, unless such transfer is made with the Borrower's prior written consent or by reason of the provisions of Section 8.02, 8.03 or 8.04 requiring such Bank to designate a different Applicable Lending Office under certain circumstances or at a time when the circumstances giving rise to such greater payment did not exist.

                 SECTION 9.07. Collateral. Each of the Banks represents to the Agent and each of the other Banks that it in good faith is not relying upon any "margin stock" (as defined in Regulation U) as collateral in the extension or maintenance of the credit provided for in this Agreement.

                 SECTION 9.08.  Governing Law; Submission to Jurisdiction.
This Agreement and each Note shall be governed by and construed in accordance with the laws of the State of New York. The Borrower hereby submits to the nonexclusive jurisdiction of the United States District Court for the Southern District of New York and of any New York State court sitting in New York City for purposes of all legal proceedings arising out of or relating to this Agreement or the transactions contemplated hereby. The Borrower irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum.

                 SECTION 9.09. Counterparts; Integration. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement constitutes the entire agreement and understanding among the parties hereto and supersedes any and all prior agreements and understandings, oral or written, relating to the subject matter hereof.

                 SECTION 9.10. WAIVER OF JURY TRIAL. EACH OF THE BORROWER, THE AGENT AND THE BANKS HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

                 IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.


                                           UNIVERSAL HEALTH SERVICES, INC.



                                           By  /s/ Kirk E. Gorman
                                             ----------------------------
                                             Title: Senior Vice President,
                                                     Treasurer & CFO
                                           Universal Corporate Center
                                           367 South Gulph Road
                                           King of Prussia, PA  19406
                                           Facsimile number: (610) 768-3336

Commitments


$20,000,000                                MORGAN GUARANTY TRUST COMPANY
                                             OF NEW YORK



                                           By  /s/ Michael Ciszewski
                                             ----------------------------
                                             Title: Vice President


$20,000,000                                CHEMICAL BANK



                                           By /s/ Christopher C. Wardell
                                             ----------------------------
                                             Title: Managing Director


$20,000,000                                CONTINENTAL BANK



                                           By /s/ W. Russ Covode
                                             ----------------------------
                                             Title: Vice President


$17,500,000                                NATIONSBANK OF NORTH CAROLINA, N.A.



                                           By /s/ Bill Manley, Sr.
                                             ----------------------------
                                             Title: Senior Vice President


$12,500,000                                FIRST FIDELITY BANK, N.A.



                                           By /s/ Charles K. Harmer
                                             ----------------------------
                                             Title: Vice President


$12,500,000                                THE FIRST NATIONAL BANK OF BOSTON



                                           By /s/ Oscar C. Jazdowski
                                             ----------------------------
                                             Title: Managing Director

Commitments

$12,500,000                                PNC BANK, NATIONAL ASSOCIATION



                                           By /s/ Philip G. DeBaun
                                             ----------------------------
                                             Title: Vice President


$10,000,000                                CORESTATES BANK, N.A.



                                           By /s/ Jennifer W. Leibowitz
                                             ----------------------------
                                             Title: Commercial Officer


- -----------------

Total Commitments

$125,000,000
=================



                                             MORGAN GUARANTY TRUST COMPANY
                                               OF NEW YORK, as Agent



                                             By /s/ Michael Ciszewski
                                               ----------------------------
                                               Title: Vice President
                                             60 Wall Street
                                             New York, New York  10260-0060
                                             Attention:  Loan Department
                                             Telex number: 177615 MGT
                                             Facsimile number: (212) 648-5018

                                PRICING SCHEDULE



                 The "Euro-Dollar Margin", "CD Margin" and "Commitment Fee Rate" for any day are the respective percentages set forth below in the applicable row under the column corresponding to the Status that exists on such day:



=================================================================================
                               Level          Level          Level         Level
            Status               I             II            III            IV
=================================================================================
  Euro-Dollar                  0.500%         0.625%         0.750%        1.00%
  Margin
- ---------------------------------------------------------------------------------
  CD Margin                    0.625%         0.750%         0.875%        1.125%
- ---------------------------------------------------------------------------------
  Commitment Fee Rate          0.125%         0.1875%        0.250%        0.375%
=================================================================================


                 For purposes of this Schedule, the following terms have the following meanings:

                 "Level I Status" exists at any date if, at such date, the Applicable Leverage Ratio is less than 0.45 and the Applicable Coverage Ratio is greater than 2.40.

                 "Level II Status" exists at any date if, at such date, (i) the Applicable Leverage Ratio is less than 0.55 and the Applicable Coverage Ratio is greater than 2.15 and (ii) Level I Status does not exist.

                 "Level III Status" exists at any date if, at such date, (i) the Applicable Leverage Ratio is less than 0.65 and the Applicable Coverage Ratio is greater than 1.85 and (ii) neither Level I Status nor Level II Status exists.

                 "Level IV Status" exists at any date if, at such date, no other Status exists.

                 "Applicable Coverage Ratio" means, with respect to each day during any Quarter, the Fixed Charge Coverage Ratio for the period of four consecutive Quarters ending with the second preceding Quarter (e.g. the Applicable Coverage Ratio for each day during the Quarter ending on March 31, 1995 shall be the Fixed Charge Coverage Ratio for the four consecutive Quarters ending on September 30, 1994).

                 "Applicable Leverage Ratio" means, for each day during any Quarter, the Leverage Ratio as at the last day of the second preceding Quarter (e.g. the Applicable Leverage Ratio for each day during the Quarter ending on March 31, 1995 shall be the Leverage Ratio as at September 30, 1994).

                 "Quarter" means each period of three consecutive calendar months consisting of (i) January, February and March; (ii) April, May and June;
(iii) July, August and September and (iv) October, November and December.

                 "Status" refers to the determination of which of Level I Status, Level II Status, Level III Status or Level IV Status exists at any date.

                                   SCHEDULE 1

                                  Subsidiaries

                                   SCHEDULE 1


                                                                    JURISDICTION
                                                                    ------------
NAME OF ENTITY                                                      OF ORGANIZATION
- --------------                                                      ---------------


ASC of Canton, Inc.                                                 Georgia

ASC of Corona, Inc.                                                 California

ASC of Las Vegas, Inc.                                              Nevada

ASC of Littleton, Inc.                                              Colorado

ASC of Midwest City, Inc.                                           Oklahoma

ASC of New Albany, Inc.                                             Indiana

ASC of Palm Springs, Inc.                                           California

ASC of Ponca City, Inc.                                             Oklahoma

ASC of Springfield, Inc.                                            Missouri

ASC of St. George, Inc.                                             Utah

The Arbour, Inc. *                                                  Massachusetts

The BridgeWay, Inc. *                                               Arkansas

Charleston Medical Properties,                                      Nevada
 Limited Partnership

Charleston Surgery Center, L.P.                                     Delaware

Children's Hospital of McAllen, Inc.                                Texas

Comprehensive Occupational and                                      Delaware
 Clinical Health, Inc.

Dallas Family Hospital, Inc.                                        Texas

Del Amo Hospital, Inc.                                              California

Doctors' General Hospital, Ltd.                                     Florida

                                                                    JURISDICTION
                                                                    ------------
NAME OF ENTITY                                                      OF ORGANIZATION
- --------------                                                      ---------------


Doctors' Hospital of Hollywood, Inc.                                Florida

Doctors' Hospital Internal Medicine, Inc.                           Louisiana

Forest View Psychiatric Hospital, Inc. *                            Michigan

Glen Oaks Hospital, Inc.                                            Texas

Health Care Finance & Construction Corp.                            Delaware

Hope Square Surgical Center, L.P.                                   Delaware

HRI Clinics, Inc.                                                   Massachusetts

HRI Hospital, Inc.                                                  Massachusetts

La Amistad Residential Treatment Center, Inc. *                     Florida

McAllen Medical Center, Inc.                                        Texas

Meridell Achievement Center, Inc.                                   Texas

Merion Building Management, Inc.                                    Delaware

Relational Therapy Clinic, Inc.                                     Louisiana

River Crest Hospital, Inc.                                          Texas

River Oaks, Inc.                                                    Louisiana

River Parishes Internal Medicine, Inc.                              Louisiana

St. George Surgical Center, L.P.                                    Delaware

Southwest Dallas Hospital, Inc.                                     Texas

Sparks Family Hospital, Inc.                                        Nevada

Sparks Reno Partnership, L.P.                                       Delaware

                                                                    JURISDICTION
                                                                    ------------
NAME OF ENTITY                                                      OF ORGANIZATION
- --------------                                                      ---------------


Surgery Center of Canton, L.P.                                      Delaware

Surgery Center of Littleton, L.P.                                   Delaware

Surgery Center of Midwest City, L.P.                                Delaware

Surgery Center of Odessa, L.P.                                      Delaware

Surgery Center of Ponca City, L.P.                                  Delaware

Surgery Center of Springfield, L.P.                                 Delaware

Tonopah Health Services, Inc.                                       Nevada

Turning Point Care Center, Inc.                                     Georgia

Two Rivers Psychiatric Hospital, Inc.                               Delaware

UHS International, Inc.                                             Delaware

UHS of Auburn, Inc., d/b/a Auburn General Hospital                  Washington

UHS of Belmont, Inc.                                                Delaware

UHS of Bethesda, Inc.                                               Delaware

UHS of De La Ronde, Inc.                                            Louisiana

UHS of Columbia, Inc.                                               District of Columbia

UHS of Delaware, Inc.                                               Delaware

UHS of Florida, Inc.                                                Florida

UHS Holding Company, Inc.                                           Nevada

UHS Las Vegas Properties, Inc.                                      Nevada

UHS of London, Inc.                                                 Delaware

                                                                    JURISDICTION
                                                                    ------------
NAME OF ENTITY                                                      OF ORGANIZATION
- --------------                                                      ---------------


UHS of Maitland, Inc.                                               Florida

UHS of New Orleans, Inc. *                                          Louisiana
 d/b/a Chalmette Hospital

UHS of Odessa, Inc.                                                 Texas

UHS of Plantation, Inc.                                             Florida

UHSR Corporation *                                                  Delaware

UHS Receivables Corp.                                               Delaware

UHS of River Parishes, Inc.                                         Louisiana

UHS of Riverton, Inc.                                               Washington

UHS of Shreveport, Inc., d/b/a Doctors'                             Louisiana
 Hospital of Shreveport

UHS of Springfield, Inc.                                            Missouri

UHS of Vermont, Inc.                                                Vermont

Universal Health Network, Inc.                                      Nevada

Universal Health Pennsylvania                                       Pennsylvania
 Properties, Inc.

Universal Health Recovery Centers, Inc.,                            Pennsylvania
 d/b/a Keystone Center

Universal Health Services of Cedar Hill, Inc.                       Texas

Universal Health Services of Concord, Inc.                          California

Universal Health Services of Inland Valley, Inc.,                   California
 d/b/a Inland Valley Regional Medical Center

                                                                    JURISDICTION
                                                                    ------------
NAME OF ENTITY                                                      OF ORGANIZATION
- --------------                                                      ---------------


Universal Health Services of Nevada, Inc.,                          Nevada
 d/b/a Valley Hospital Medical Center

Universal Treatment Centers, Inc.                                   Delaware

Victoria Regional Medical Center, Inc.                              Texas

Wellington Regional Medical Center                                  Florida
 Incorporated

Westlake Medical Center, Inc.                                       California


*        Articles of Amendment filed as follows:

         - The Arbour, Inc., name changed from UHS of Massachusetts, Inc. on March 15, 1994.

         - The BridgeWay, Inc., name changed from UHS of Arkansas on November 23, 1993.

         - Forest View Psychiatric Hospital, Inc., name changed from UHS of Michigan, Inc. on January 5, 1993.

         - La Amistad Residential Treatment Center, Inc., name changed from UHS of Maitland, Inc. on December 11, 1992.

         - UHS of New Orleans, Inc., name changed from Chalmette General Hospital, Inc. on November 30, 1993.

         - UHSR Corporation, name changed from UHS Receivables Corporation on November 3, 1993.

                                   SCHEDULE 2

                                   Insurance

UNIVERSAL HEALTH SERVICES RISK MANAGEMENT MANUAL
- --------------------------------------------------------------------------------

                 1994 PROPERTY AND CASUALTY INSURANCE PROGRAM

- --------------------------------------------------------------------------------

                                                                                                                    PROJECTED
                                                    STATES                                                           ULTIMATE
       POLICY                CARRIER               COVERED              POLICY LIMITS             RATING PLAN          COST
- -------------------------------------------------------------------------------------------------------------------------------
PROPERTY                 Industrial Risk         All                $890,000,000 and various    Guaranteed Cost     $   402,000
                         Insurers                                   sublimits

                         Navigators              California &       $7,500,000 Part of          Guaranteed Cost     $    41,250
                                                 Sparks, Nevada     $20,000,000
                                                                    excess of $5,000,000

                         N.Y. Marine &           California &       $2,500,000 Part of          Guaranteed Cost     $    13,750
                         General                 Sparks, Nevada     $20,000,000
                                                                    excess of $5,000,000

                         Subscription
                         Policy:
                         *  North Shore          California &       $5,000,000 Part of          Guaranteed Cost     $    27,500
                                                 Sparks, Nevada     $20,000,000
                                                                    excess of $5,000,000

                         *  Western Re           California &       $5,000,000 Part of          Guaranteed Cost     $    27,500
                                                 Sparks, Nevada     $20,000,000
                                                                    excess of $5,000,000
- -------------------------------------------------------------------------------------------------------------------------------
PRIMARY GENERAL AND      Self-Insured            All                CGL - $5,000,000            Self-Insured        $ 6,936,416
HOSPITAL PROFESSIONAL                                                 each occurrance
LIABILITY                                                           HPL - $25,000,000
                                                                      each medical
                                                                      incident
- -------------------------------------------------------------------------------------------------------------------------------
LOUISIANA PATIENTS       State of Louisiana       Louisiana         $400,000 excess of          State Fund          $   326,647
COMPENSATION FUND                                                   $100,000 per claim
- -------------------------------------------------------------------------------------------------------------------------------

UNIVERSAL HEALTH SERVICES RISK MANAGEMENT MANUAL
- --------------------------------------------------------------------------------

                  1994 PROPERTY AND CASUALTY INSURANCE PROGRAM

- --------------------------------------------------------------------------------


                                                                                                                    PROJECTED
                                              STATES                                                                 ULTIMATE
       POLICY            CARRIER              COVERED              POLICY LIMITS             RATING PLAN               COST
- -------------------------------------------------------------------------------------------------------------------------------
PRIMARY GENERAL         Farmers            McAllen             $25,000,000 each           Guaranteed Cost         $2,000,000
AND HOSPITAL                                                   occurrence
PROFESSIONAL
LIABILITY
- -------------------------------------------------------------------------------------------------------------------------------
PRIMARY GENERAL         Western World      La Amistad &        CGL - $1,000,000           Guaranteed Cost         $   31,178.76
AND HOSPITAL                               Keystone Center     each occurrence
PROFESSIONAL                                                   HPL - $1,000,000
LIABILITY                                                       annual aggregate -
                                                                each entity
- -------------------------------------------------------------------------------------------------------------------------------
PRIMARY GENERAL         Western World      Turning Point       CGL & HPL                  Guaranteed Cost         $   17,822
AND HOSPITAL            and Mt. Vernon                         Primary - $1,000,000
PROFESSIONAL                                                     aggregate
LIABILITY                                                       Excess - $4,000,000
                                                                 aggregate
- -------------------------------------------------------------------------------------------------------------------------------
PRIMARY GENERAL          Scottsdale         Meridell           CGL -                      Guaranteed Cost         $   40,657
AND HOSPITAL                                                   Primary -
PROFESSIONAL                                                   $1,000,000 aggregate
LIABILITY                                                      Excess -
                                                               $4,000,000 aggregate
                                                               HPL -
                                                               Primary -
                                                               $1,000,000 aggregate
                                                               Excess -
                                                               $4,000,000 aggregate
                                                               Sexual Abuse -
                                                               $25,000 per program
                                                               $50,000 aggregate
- -------------------------------------------------------------------------------------------------------------------------------


                                                    [JOHNSON & HIGGINS LOGO]

UNIVERSAL HEALTH SERVICES RISK MANAGEMENT MANUAL
- --------------------------------------------------------------------------------

                  1994 PROPERTY AND CASUALTY INSURANCE PROGRAM

- --------------------------------------------------------------------------------


                                                                                                                    PROJECTED
                                              STATES                                                                 ULTIMATE
       POLICY            CARRIER              COVERED              POLICY LIMITS             RATING PLAN               COST
- ------------------------------------------------------------------------------------------------------------------------------------
BUSINESS AUTO INCL.     Transportation     All                 $5 million for auto        Actual Paid Loan        $475,506 Variable
GARAGEKEEPERS                                                   liability                                                  Costs
                                                               $1 million for             Retro                   $142,035 Fixed
                                                                garagekeepers                                              Costs
- ------------------------------------------------------------------------------------------------------------------------------------
WORKERS' COMPENSATION   Transportation     WC - All except     WC - Statutory             Budgeted Paid           $3,910,000
AND EMPLOYER'S                             NV, WA, LA,         EL - $2,000,000            Loss Retro              Performance Budget
LIABILITY                                  FL & CA             Policy limit               - $500,000              $1,399,105
                                                                                                                  ----------
                                           EL - All except                                Loss Limitation         Fixed Costs
                                           WA                                             and/or Large Loss       $5,309,105
                                                                                          Deductible Program -    Expense
                                                                                          $500,000 deductible

                        State Industrial   NV (Sparks)         WC - Statutory             Guaranteed Cost         Paid directly by
                        Insurance System                       EL - Not Covered                                    hospital.

                        Self-Insurance     FL,LA,WA, CA        WC - Statutory             Guaranteed Cost over    $1,700,041
                        and Republic       & NV*               EL - $2,000,000            Self-Insured Retention  Variable Loss
                        Western                                                           of $400,000 All self-    Costs
                                                                                          insured states          $  687,074 Fixed
                                                                                                                  ----------
                                                                                                                   Costs
                                           *Valley Hospital                                                       $2,387,115 Total
- ------------------------------------------------------------------------------------------------------------------------------------
EXCESS GENERAL, AUTO,   Zurich Re UK       All                 $20 million annual         Guaranteed Cost         $276,899.70
& EMPLOYER'S             Ltd.                                   aggregate excess of
LIABILITY, HELIPAD                                              $5 million each loss
AND NON-OWNED AIRCRAFT
LIABILITY
- ------------------------------------------------------------------------------------------------------------------------------------
COMPREHENSIVE CRIME     Federal            All                 $3 million policy limit    Guaranteed Cost         $ 39,100
- ------------------------------------------------------------------------------------------------------------------------------------
FIDUCIARY LIABILITY     Federal            All                 $5 million aggregate       Guaranteed Cost         $ 10,650
- ------------------------------------------------------------------------------------------------------------------------------------
SPECIAL ACCIDENT        Federal            All                 $1 million                 Guaranteed Cost         $    900
- ------------------------------------------------------------------------------------------------------------------------------------



                                                     [JOHNSON & HIGGINS LOGO]

UNIVERSAL HEALTH SERVICES RISK MANAGEMENT MANUAL
- --------------------------------------------------------------------------------

                  1994 PROPERTY AND CASUALTY INSURANCE PROGRAM

- --------------------------------------------------------------------------------


                                                                                                                    PROJECTED
                                              STATES                                                                 ULTIMATE
       POLICY            CARRIER              COVERED              POLICY LIMITS             RATING PLAN               COST
- ---------------------------------------------------------------------------------------------------------------------------------
DIRECTORS' & OFFICERS'  CODA               All                 $5 million aggregate       Guaranteed Cost         $   65,000
LIABILITY
- ---------------------------------------------------------------------------------------------------------------------------------
AIRPORT PREMISES        The America's      All                 $100 million               Guaranteed Cost         $   45,390
LIABILITY & NON-OWNED   and London
AIRCRAFT LIABILITY
- ---------------------------------------------------------------------------------------------------------------------------------
J & H FEE*              N/A                All                 N/A                        N/A                     $  290,000
                                                                                                                    Casualty
                                                                                                                  $   65,000
                                                                                                                    PROPERTY
                                                                                                                  ----------
- ---------------------------------------------------------------------------------------------------------------------------------
                                                                                                            TOTAL: $18,971,421.46
- ---------------------------------------------------------------------------------------------------------------------------------


NOTE: All premiums shown above are based upon projected losses and/or are subject to audit. The above costs do not include Texas surplus line taxes.

Includes J&H*STARS


                                                     [JOHNSON & HIGGINS LOGO]

                                                                       EXHIBIT A

                                     NOTE




                                                              New York, New York
                                                              August  , 1994




                 For value received, Universal Health Services, Inc., a Delaware corporation (the "Borrower"), promises to pay to the order of (the "Bank"), for the account of its Applicable Lending Office, the unpaid principal amount of each Loan made by the Bank to the Borrower pursuant to the Credit Agreement referred to below on the last day of the Interest Period relating to such Loan. The Borrower promises to pay interest on the unpaid principal amount of each such Loan on the dates and at the rate or rates provided for in the Credit Agreement. All such payments of principal and interest shall be made in lawful money of the United States in Federal or other immediately available funds at the office of Morgan Guaranty Trust Company of New York, 60 Wall Street, New York, New York.

                 All Loans made by the Bank, the respective types and maturities thereof and all repayments of the principal thereof shall be recorded by the Bank and, if the Bank so elects in connection with any transfer or enforcement hereof, appropriate notations to evidence the foregoing information with respect to each such Loan then outstanding may be endorsed by the Bank on the schedule attached hereto, or on a continuation of such schedule attached to and made a part hereof; provided that the failure of the Bank to make any such recordation or endorsement shall not affect the obligations of the Borrower hereunder or under the Credit Agreement.

                 This note is one of the Notes referred to in the Credit Agreement dated as of August 2, 1994 among the Borrower, the banks listed on the signature pages thereof and Morgan Guaranty Trust Company of New York, as Agent (as the same may be amended from time to time, the "Credit Agreement"). Terms defined in the Credit Agreement are used herein with the same meanings. Reference is made to the

Credit Agreement for provisions for the prepayment hereof and the acceleration of the maturity hereof.



                                           UNIVERSAL HEALTH SERVICES, INC.



                                           By
                                             ------------------------
                                              Title:

                        LOANS AND PAYMENTS OF PRINCIPAL



- ------------------------------------------------------------------

                              Amount of
         Amount of  Type of   Principal    Maturity   Notation
 Date       Loan     Loan      Repaid       Date      Made By
- ------------------------------------------------------------------

- ------------------------------------------------------------------

- ------------------------------------------------------------------

- ------------------------------------------------------------------

- ------------------------------------------------------------------

- ------------------------------------------------------------------

- ------------------------------------------------------------------

- ------------------------------------------------------------------

- ------------------------------------------------------------------

- ------------------------------------------------------------------

- ------------------------------------------------------------------

- ------------------------------------------------------------------

- ------------------------------------------------------------------

- ------------------------------------------------------------------

- ------------------------------------------------------------------

- ------------------------------------------------------------------

                                                         EXHIBIT B-1



                      [Opinion of Fulbright & Jaworski,
                          Counsel for the Borrower]

                                                         August 2, 1994


To the Banks Referred to Below
c/o Morgan Guaranty Trust Company
 of New York, as Agent
60 Wall Street
New York, New York 10260-0060


      Re: Credit Agreement dated as of August 2, 1994, among Universal Health Services, Inc., the banks named therein (the "Banks") and Morgan Guaranty Trust Company of New York (the "Agent"),
                 as agent for such banks
                 ------------------------------------------------

Ladies and Gentlemen:

          We have acted as counsel to Universal Health Services, Inc., a Delaware corporation (the "Company"), and its existing corporate Subsidiaries, in connection with (a) the Credit Agreement referred to above (the "Credit Agreement"), which provides for the extension of loans to the Company by the Banks in an aggregate principal amount not exceeding $125,000,000 at any one time outstanding, and (b) the Guaranty Agreement dated as of August 2, 1994 among the Subsidiaries of the Company named therein and the Agent (the "Guaranty Agreement"). All terms defined in the Credit Agreement are used herein with their defined meanings unless the context otherwise requires.

          In connection with our acting as counsel to the Company and its existing corporate Subsidiaries, we have examined such certificates of officers of the Company and its Subsidiaries and originals or copies certified to our satisfaction of such corporate documents and resolutions of the Company and its Subsidiaries and other corporate records as we have deemed relevant and necessary as the basis for our opinion hereinafter set forth. We have relied upon (i) such certificates of officers of the Company and its Subsidiaries with respect to the accuracy of factual matters contained therein and (ii) certain certificates of public officials.

          On the basis of the foregoing, we are of the opinion that:

          1. Each of the Company and its existing corporate Subsidiaries is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and is duly qualified as a foreign corporation and in good standing in each other jurisdiction in which the conduct of its business or the ownership of its property requires such qualification.

          2. Each of the Company and its existing Subsidiaries has all corporate powers required to own its properties and conduct its business as now conducted. The Company has the corporate power and authority to execute, deliver and perform the Credit Agreement and the Notes and to borrow under the Credit Agreement. The Company has taken all necessary corporate action to authorize the borrowings under the Credit Agreement and to authorize the execution, delivery and performance of the Credit Agreement and the Notes.
Each of the Credit Agreement and the Notes has been duly executed and delivered by the Company and constitutes a valid and binding agreement or obligation of the Company, as the case may be, enforceable against the Company in accordance with its terms. No consent of any other Person (including stockholders of the Company) and no license, approval or authorization of, exemption by, or registration or declaration with, any governmental body is required in connection with the execution, delivery or performance by the Company, or the validity or enforceability against the Company of the Credit Agreement and the Notes.

          3. The execution, delivery and performance by the Company of the Credit Agreement and the Notes and by the Subsidiaries that are party thereto of the Guaranty Agreement will not violate any provision of any existing law or regulation or the Restated Certificate of Incorporation, as amended, or By-Laws of the Company or the charter or by-laws of any such Subsidiary or, to the best of our knowledge after due inquiry, of any judgment, order, decree or award of any court, arbitrator or governmental body, any mortgage, indenture, security agreement, contract, undertaking or other agreement to which the Company or any Subsidiary is a party or that is or may be binding upon any of them or any of their respective properties or assets and of which we have knowledge and will not result in the imposition or creation of any Lien on any thereof pursuant to the provisions of any such mortgage, indenture, security agreement, contract, undertaking or other agreement to which the Company or any Subsidiary is a party or that is or may be binding upon any of them or any of their respective properties or assets and of which we have knowledge.

          4. Each Subsidiary that is a party to the Guaranty Agreement has taken all necessary corporate action to authorize the execution and delivery of the Guaranty Agreement and the Guaranty Agreement has been duly executed and delivered by each such Subsidiary. The Guaranty Agreement is a valid and binding agreement of each Subsidiary party thereto enforceable against each such Subsidiary in accordance with its terms.

          5. No consent of any other Person and no license, approval or authorization of, exemption by, or registration or declaration with, any governmental body is required in connection with the execution, delivery, performance, validity or enforceability of the Guaranty Agreement.

          6. To the best of our knowledge after due inquiry, except as set forth on Exhibit A hereto, and as described in the Company's Annual Report on Form 10-K for the year ended December 31, 1993, which has previously been delivered to the Banks, there are no actions, suits or proceedings pending or threatened against or affecting the Company or any Subsidiary or any of their respective properties in any court or before any arbitrator of any kind or before or by any governmental body, except actions, suits or proceedings of the character normally incident to the kind of business conducted by the Company and its Subsidiaries that (a) would not materially impair the right or ability of the Company or any Subsidiary to carry on its business substantially as now conducted and (b) would not have a material adverse effect on the consolidated financial condition of the Company and its Subsidiaries, and there are no actions, suits or proceedings pending or threatened that relate to or which in any manner draw into question the validity of any of the transactions contemplated by the Credit Agreement or the Guaranty Agreement.

          7. Neither the Company nor any of its Subsidiaries is an "investment company" or an "affiliated person" thereof, within the meaning of the Investment Company Act of 1940, as amended, and the rules and regulations thereunder.

          The opinions set forth above are subject to the following qualifications:

                          (a)  The enforceability of (i) the Company's
                 obligations under the Credit Agreement and the Notes and (ii) each of the Subsidiaries obligations under the Guaranty Agreement is subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally;

                      (b) We express no opinion as to the availability of the equitable remedy of specific performance (other than with respect to obligations for the payment of money) or injunctive relief;

                      (c) With respect to permits, licenses, approvals and governmental authorizations required for the Company and the Subsidiaries to own their respective properties and conduct their respective businesses, we have relied solely upon certificates of officers of the Company and the Subsidiaries;

                      (d) With respect to the organization, existence, qualification and good standing of the Company's Subsidiaries, and the matters set forth in Item 6, we have, with your permission relied solely upon certificates of officers of the Company and such Subsidiaries and the opinion of Bruce R. Gilbert, General Counsel of the Company;

                      (e) Nothing herein shall constitute an opinion as to the laws of any jurisdiction other than the laws of the State of New York, the General Corporation Law of the State of Delaware and the Federal laws of the United States; and

                      (f)  We express no opinion as to the applicability
                 (and, if applicable, the effect) of Section 548 of the United States Bankruptcy Code or any comparable provision of state law or other state fraudulent conveyance laws to the questions addressed in paragraph 4 or the conclusions expressed with respect thereto.


                                               Very truly yours,

                                               EXHIBIT B-2



                  [Opinion of General Counsel of the Borrower]


                                               August 2, 1994


To the Banks Referred to Below                     Fulbright & Jaworski
c/o Morgan Guaranty Trust Company                  666 Fifth Avenue
 of New York, as Agent                             New York, NY 10103
60 Wall Street
New York, New York 10260-0060


      Re: Credit Agreement dated as of August 2, 1994, among Universal Health Services, Inc., the banks named therein (the "Banks") and Morgan Guaranty Trust Company of New York (the "Agent"),
                 as agent for such banks
                 ------------------------------------------------


Ladies and Gentlemen:

          I am General Counsel to Universal Health Services, Inc., a Delaware corporation (the "Company"), and its existing corporate Subsidiaries, and I am rendering this opinion in connection with (a) the Credit Agreement referred to above (the "Credit Agreement"), which provides for the extension of loans to the Company by the Banks in an aggregate principal amount not exceeding $125,000,000 at any one time outstanding, and (b) the Guaranty Agreement dated as of August 2, 1994 among the Subsidiaries of the Company named therein and the Agent (the "Guaranty Agreement"). All terms defined in the Credit Agreement are used herein with their defined meanings unless the context otherwise requires.

          In connection with this opinion I have examined such certificates of officers of the Company and its Subsidiaries and originals or copies certified to my satisfaction of such corporate documents and resolutions of the Company and its Subsidiaries and other corporate records as I have deemed relevant and necessary as the basis for my opinion hereinafter set forth. I have relied upon

(i) such certificates of officers of the Company and its Subsidiaries with respect to the accuracy of factual matters contained therein with respect to the operations and properties of the Company and its Subsidiaries and (ii) certain certificates of public officials.

          On the basis of the foregoing, I am of the opinion that:

          1. Each of the Company and its existing corporate Subsidiaries is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and is duly qualified as a foreign corporation and in good standing in each other jurisdiction in which the conduct of its business or the ownership of its property requires such qualification.

          2. Each of the Company and its existing Subsidiaries has all corporate powers required to own its properties and conduct its business as now conducted. The Company has the corporate power and authority to execute, deliver and perform the Credit Agreement and the Notes and to borrow under the Credit Agreement. The Company has taken all necessary corporate action to authorize the borrowings under the Credit Agreement and to authorize the execution, delivery and performance of the Credit Agreement and the Notes.

          3. The execution, delivery and performance by the Company of the Credit Agreement and the Notes and by the Subsidiaries that are party thereto of the Guaranty Agreement will not violate any provision of any existing law or regulation or the Restated Certificate of Incorporation, as amended, or By-Laws of the Company or the charter or by-laws of any such Subsidiary or, to the best of my knowledge after due inquiry, of any judgment, order, decree or award of any court, arbitrator or governmental body, any mortgage, indenture, security agreement, contract, undertaking or other agreement to which the Company or any Subsidiary is a party or that is or may be binding upon any of them or any of their respective properties or assets and of which I have knowledge and will not result in the imposition or creation of any Lien on any thereof pursuant to the provisions of any such mortgage, indenture, security agreement, contract, undertaking or other agreement to which the Company or any Subsidiary is a party or that is or may be binding upon any of them or any of their respective properties or assets and of which I have knowledge.

          4. Each Subsidiary that is a party to the Guaranty Agreement has taken all necessary corporate action to authorize the execution and delivery of the Guaranty Agreement and the Guaranty Agreement has been duly executed and delivered by each such Subsidiary. The Guaranty Agreement is a valid and binding agreement of each Subsidiary party thereto enforceable against each such Subsidiary in accordance with its terms.

          5. No consent of any other Person and no license, approval or authorization of, exemption by, or registration or declaration with, any governmental body is required in connection with the execution, delivery, performance, validity or enforceability of the Guaranty Agreement.

          6. To the best of my knowledge after due inquiry, except as described in the Company's Annual Report on Form 10-K for the year ended December 31, 1993, which has previously been delivered to the Banks, there are no actions, suits or proceedings pending or threatened against or affecting the Company or any Subsidiary or any of their respective properties in any court or before any arbitrator of any kind or before or by any governmental body, except actions, suits or proceedings of the character normally incident to the kind of business conducted by the Company and its Subsidiaries that (a) would not materially impair the right or ability of the Company or any Subsidiary to carry on its business substantially as now conducted and (b) would not have a material adverse effect on the consolidated financial condition of the Company and its Subsidiaries, and there are no actions, suits or proceedings pending or threatened that relate to or which in any manner draw into question the validity of any of the transactions contemplated by the Credit Agreement or the Guaranty Agreement.

          The opinions set forth above are subject to the following qualifications:

                          (a)  The enforceability of (i) the Company's
                 obligations under the Credit Agreement and the Notes and (ii) each of the Subsidiaries obligations under the Guaranty Agreement are subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally;

                          (b) I express no opinion as to the availability of the equitable remedy of specific performance (other than with respect to obligations for the payment of money) or injunctive relief; and

                          (c)  I am qualified to practice law in the
                 Commonwealth of Pennsylvania and nothing herein shall constitute an opinion as to the laws of any jurisdiction other than the laws of the Commonwealth of Pennsylvania and the federal law of the United States of America.

                                                Very truly yours,

                                                                       EXHIBIT C




                                   OPINION OF
                     DAVIS POLK & WARDWELL, SPECIAL COUNSEL
                                 FOR THE AGENT





To the Banks and the Agent
  Referred to Below
c/o Morgan Guaranty Trust Company
  of New York, as Agent
60 Wall Street
New York, New York  10260

Dear Sirs:

                 We have participated in the preparation of the Credit Agreement (the "Credit Agreement") dated as of August 2, 1994 among Universal Health Services, Inc., a Delaware corporation (the "Borrower"), the banks listed on the signature pages thereof (the "Banks") and Morgan Guaranty Trust Company of New York, as Agent (the "Agent"), and have acted as special counsel for the Agent for the purpose of rendering this opinion pursuant to Section 3.01(e) of the Credit Agreement. Terms defined in the Credit Agreement are used herein as therein defined.

                 We have examined originals or copies, certified or otherwise identified to our satisfaction, of such documents, corporate records, certificates of public officials and other instruments and have conducted such other investigations of fact and law as we have deemed necessary or advisable for purposes of this opinion.

                 Upon the basis of the foregoing, we are of the opinion that:

                 1. The execution, delivery and performance by the Borrower of the Credit Agreement and the Notes are within the Borrower's corporate powers and have been duly authorized by all necessary corporate action.

                 2. The Credit Agreement constitutes a valid and binding agreement of the Borrower and each Note constitutes a valid and binding obligation of the Borrower, in each case enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and by general principles of equity.

                 We are members of the Bar of the State of New York and the foregoing opinion is limited to the laws of the State of New York, the federal laws of the United States of America and the General Corporation Law of the State of Delaware. In giving the foregoing opinion, we express no opinion as to the effect (if any) of any law of any jurisdiction (except the State of New
York) in which any Bank is located which limits the rate of interest that such Bank may charge or collect.

                 This opinion is rendered solely to you in connection with the above matter. This opinion may not be relied upon by you for any other purpose or relied upon by any other person without our prior written consent.

                                                   Very truly yours,

                                                                       EXHIBIT D



                      ASSIGNMENT AND ASSUMPTION AGREEMENT




                 AGREEMENT dated as of _________, 19__ among [ASSIGNOR] (the "Assignor"), [ASSIGNEE] (the "Assignee"), UNIVERSAL HEALTH SERVICES, INC. (the "Borrower") and MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Agent (the "Agent").


                              W I T N E S S E T H


                 WHEREAS, this Assignment and Assumption Agreement (the "Agreement") relates to the Credit Agreement dated as of August 2, 1994 among the Borrower, the Assignor and the other Banks party thereto, as Banks, and the Agent (the "Credit Agreement");

                 WHEREAS, as provided under the Credit Agreement, the Assignor has a Commitment to make Loans to the Borrower in an aggregate principal amount at any time outstanding not to exceed $___,000,000;

                 WHEREAS, Loans made to the Borrower by the Assignor under the Credit Agreement in the aggregate principal amount of $__________ are outstanding at the date hereof; and

                 WHEREAS, the Assignor proposes to assign to the Assignee all of the rights of the Assignor under the Credit Agreement and the other Loan Documents in respect of a portion of its Commitment thereunder in an amount equal to $__________ (the "Assigned Amount"), together with a corresponding portion of its outstanding Loans, and the Assignee proposes to accept assignment of such rights and assume the corresponding obligations from the Assignor on such terms;

                 NOW, THEREFORE, in consideration of the foregoing and the mutual agreements contained herein, the parties hereto agree as follows:

                 SECTION 1. Definitions. All capitalized terms not otherwise defined herein shall have the respective meanings set forth in the Credit Agreement.

                 SECTION 2. Assignment. The Assignor hereby assigns and sells to the Assignee all of the rights of the Assignor under the Credit Agreement and the other Loan Documents to the extent of the Assigned Amount, and the Assignee hereby accepts such assignment from the Assignor and assumes all of the obligations of the Assignor under the Credit Agreement to the extent of the Assigned Amount, including the purchase from the Assignor of the corresponding portion of the principal amount of the Loans made by the Assignor outstanding at the date hereof. Upon the execution and delivery hereof by the Assignor, the Assignee, the Borrower and the Agent and the payment of the amounts specified in Section 3 required to be paid on the date hereof (i) the Assignee shall, as of the date hereof, succeed to the rights and be obligated to perform the obligations of a Bank under the Credit Agreement with a Commitment in an amount equal to the Assigned Amount, and (ii) the Commitment of the Assignor shall, as of the date hereof, be reduced by a like amount and the Assignor released from its obligations under the Credit Agreement to the extent such obligations have been assumed by the Assignee. The assignment provided for herein shall be without recourse to the Assignor.

                 SECTION 3. Payments. As consideration for the assignment and sale contemplated in Section 2 hereof, the Assignee shall pay to the Assignor on the date hereof in Federal funds the amount heretofore agreed between them.* It is understood that commitment fees accrued to the date hereof in respect of the Assigned Amount are for the account of the Assignor and such fees accruing from and including the date hereof are for the account of the Assignee. Each of the Assignor and the Assignee hereby agrees that if it receives any amount under the Credit Agreement which is for the account of the other party hereto, it shall receive the same for the account of such other party to the extent of such other party's interest therein and shall promptly pay the same to such other party.





- ----------------------------------

              *Amount should combine principal together with accrued interest and breakage compensation, if any, to be paid by the Assignee, net of any
portion of any upfront fee to be paid by the Assignor to the Assignee.   It may
be preferable in an appropriate case to specify these amounts generically or by formula rather than as a fixed sum.

                 SECTION 4. Consent of the Borrower and the Agent. This Agreement is conditioned upon the consent of the Borrower and the Agent pursuant to Section 9.06(c) of the Credit Agreement. The execution of this Agreement by the Borrower and the Agent is evidence of this consent. Pursuant to Section 9.06(c) the Borrower agrees to execute and deliver a Note payable to the order of the Assignee to evidence the assignment and assumption provided for herein.

                 SECTION 5. Non-Reliance on Assignor. The Assignor makes no representation or warranty in connection with, and shall have no responsibility with respect to, the solvency, financial condition or statements of the Borrower or any of its Subsidiaries, or the validity and enforceability of the obligations of the Borrower or any of its Subsidiaries in respect of any Loan Document. The Assignee acknowledges that it has, independently and without reliance on the Assignor, and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement and will continue to be responsible for making its own independent appraisal of the business, affairs and financial condition of the Borrower and its Subsidiaries.

                 SECTION 6. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

                 SECTION 7. Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

                 IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered by their duly authorized officers as of the date first above written.


                                                 [ASSIGNOR]


                                                 By
                                                   -------------------------
                                                   Title:

                                                 [ASSIGNEE]


                                                 By
                                                   --------------------------
                                                   Title:



                                                 UNIVERSAL HEALTH SERVICES, INC.


                                                 By
                                                   --------------------------
                                                   Title:


                                                 MORGAN GUARANTY TRUST COMPANY
                                                   OF NEW YORK


                                                 By
                                                   --------------------------
                                                   Title:

                                                                       EXHIBIT E



                               GUARANTY AGREEMENT


                 AGREEMENT dated as of August 2, 1994 among each of the Guarantors listed on the signature pages hereof under the caption "Guarantors" and each Person that shall, at any time after the date hereof, become a Guarantor hereunder (individually a "Guarantor" and collectively the "Guarantors") and Morgan Guaranty Trust Company of New York, as Agent.

                             W I T N E S S E T H :

                 WHEREAS, Universal Health Services, Inc., a Delaware corporation (the "Borrower"), of which each of the Guarantors is a Subsidiary, has entered into a Credit Agreement (as the same may be amended from time to time, the "Credit Agreement") dated as of August 2, 1994 with the banks listed on the signature pages thereof (the "Banks") and Morgan Guaranty Trust Company of New York, as Agent, pursuant to which the Borrower is entitled, subject to certain conditions, to borrow up to $125,000,000;

                 WHEREAS, the Credit Agreement provides, among other things, that one condition to its effectiveness is the execution and delivery by the Borrower's Subsidiaries of this Agreement; and

                 WHEREAS, in conjunction with the transactions contemplated by the Credit Agreement and in consideration of the financial and other support that the Borrower has provided, and such financial and other support as the Borrower may in the future provide, to the Guarantors, and in order to induce the Banks and the Agent to enter into the Credit Agreement and to make Loans thereunder, the Guarantors are willing to guarantee the obligations of the Borrower under the Credit Agreement and the Notes.

                 NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                   ARTICLE I

                                  DEFINITIONS


                 SECTION 1.01. Definitions. Terms defined in the Credit Agreement and not otherwise defined herein are used herein as therein defined. In addition the following term, as used herein, has the following meaning:

                 "Obligations" means (i) all obligations of the Borrower in respect of principal of and interest on the Loans and the Notes and (ii) all renewals or extensions of the foregoing, in each case whether now outstanding or hereafter arising. The Obligations shall include, without limitation, any interest, costs, fees and expenses which accrue on or with respect to any of the foregoing, whether before or after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency or reorganization by the Borrower, and whether or not allowed or allowable as a claim in any such proceeding, any such interest, costs, fees and expenses that would have accrued thereon or with respect thereto but for the commencement of such case, proceeding or other action.


                                   ARTICLE II

                                 The Guarantee


                 SECTION 2.01. The Guarantee. Subject to Section 2.03, the Guarantors hereby unconditionally, irrevocably and jointly and severally guarantee to the Banks and the Agent, and to each of them, the due and punctual payment of all Obligations as and when the same shall become due and payable, whether at maturity, by declaration or otherwise, according to the terms thereof. In case of failure by the Borrower punctually to pay any Obligation, the Guarantors, subject to Section 2.03, hereby unconditionally agree to cause such payment to be made punctually as and when the same shall become due and payable, whether at maturity or by declaration or otherwise, and as if such payment were made by the Borrower.

                 SECTION 2.02. Guarantees Unconditional. The obligations of the Guarantors under this Article II shall be unconditional and absolute and, without limiting the generality of the foregoing, shall not be released, discharged or otherwise affected by:

                 (a) any extension, renewal, settlement, compromise, waiver or release in respect of any obligation of the Borrower under the Credit Agreement or the Notes by operation of law or otherwise;

                 (b) any modification or amendment of or supplement to the Credit Agreement;

                 (c) any modification, amendment, waiver, release, non-perfection or invalidity of any direct or indirect security, or of any guarantee or other liability of any third party, for any obligation of the Borrower under the Credit Agreement or the Notes;

                 (d) any change in the corporate existence, structure or ownership of the Borrower or its Subsidiaries, or any insolvency, bankruptcy, reorganization or other similar proceeding affecting the Borrower or its Subsidiaries or their assets or any resulting release or discharge of any obligation of the Borrower contained in the Credit Agreement or the Notes;

                 (e) the existence of any claim, set-off or other rights which the Guarantors may have at any time against the Borrower, the Agent or any Bank or any other Person, whether or not arising in connection with any of the Credit Agreement or the Notes; provided that nothing herein shall prevent the assertion of any such claim by separate suit or compulsory counterclaim;

                 (f) any invalidity or unenforceability relating to or against the Borrower for any reason of any of the Credit Agreement, or any provision of applicable law or regulation purporting to prohibit the payment by the Borrower of the principal of or interest on any Note or any other amount payable by the Borrower under the Credit Related Agreement or the Notes; or

                 (g) any other act or omission to act or delay of any kind by the Borrower, the Agent, any Bank or any other Person or any other circumstance whatsoever that might, but for the provisions of this paragraph, constitute a legal or equitable discharge of the obligations of the Guarantors under this Article II.

                 SECTION 2.03. Limit of Liability. Each Guarantor shall be liable under this Agreement only for amounts aggregating up to the largest amount that would not render its obligations hereunder subject to avoidance under Section 548 of the United States Bankruptcy Code or any comparable provisions of any applicable state law.

                 SECTION 2.04. Discharge; Reinstatement in Certain Circumstances. The Guarantors' obligations under this Article II shall remain in full force and effect until the Commitments are terminated and all principal of and interest on the Notes and all other amounts payable by the Borrower under the Credit Agreement shall have been paid in full. If at any time any payment of the principal of or interest on any Note or any other amount payable by the Borrower under the Credit Agreement is rescinded or must be otherwise restored or returned upon the insolvency, bankruptcy or reorganization of the Borrower or otherwise, the Guarantors' obligations under this Article II with respect to such payment shall be reinstated at such time as though such payment had become due but had not been made at such time.

                 SECTION 2.05. Waiver of Notice. The Guarantors irrevocably waive acceptance hereof, presentment, demand, protest and any notice not provided for herein, as well as any requirement that at any time any action be taken by any Person against the Borrower or any other Person.

                 SECTION 2.06. Waiver of Subrogation. The Guarantors irrevocably waive any and all rights to which they may be entitled, by operation of law or otherwise, upon making any payment hereunder to be subrogated to the rights of the payee against the Borrower with respect to such payment or otherwise to be reimbursed, indemnified or exonerated by the Borrower in respect thereof.

                 SECTION 2.07. Stay of Acceleration. If acceleration of the time for payment of any amount payable by the Borrower under the Credit Agreement is stayed upon the insolvency, bankruptcy or reorganization of the Borrower, all such amounts otherwise subject to acceleration under the terms of the Credit Agreement shall nonetheless be payable by the Guarantors hereunder forthwith on demand by the Agent made at the request of the Required Banks.


                                  ARTICLE III

                                 MISCELLANEOUS


                 SECTION 3.01. Notices. Unless otherwise specified herein, all notices, requests and other communications to any party hereunder shall be in writing (including bank wire, telex, facsimile transmission or similar writing) and shall be given to such party at its address or telex or facsimile number set forth on the signature pages hereof or such other address or telex or facsimile number as such party may hereafter specify for the purpose by notice to the to the other party hereto. Each such notice, request or other communication shall be effective (i) if given by telex, when such telex is transmitted to the telex number specified in or pursuant to this Section 4.01 and the appropriate answerback is received,
(ii) if given by facsimile transmission, when such facsimile is transmitted to the facsimile transmission number specified in or pursuant to this Section 4.01 and telephonic confirmation of receipt thereof is received, (iii) if given by mail, 72 hours after such communication is deposited in the mails with first class postage prepaid, addressed as aforesaid or (iv) if given by any other means, when delivered at the address specified in this Section 4.01.

                 SECTION 3.02. No Waiver. No failure or delay by Agent in exercising any right, power or privilege under this Agreement or any other Loan Document shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein and therein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

                 SECTION 3.03. Amendments and Waivers. Any provision of this Agreement may be amended or waived if, and only if, such amendment or waiver is in writing and is signed by the Guarantors and the Agent with the prior written consent of the Required Banks under the Credit Agreement.

                 SECTION 3.04. Governing Law; Submission to Jurisdiction; Waiver of a Jury Trial. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

                 EACH GUARANTOR HEREBY SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND OF ANY NEW YORK STATE COURT SITTING IN NEW YORK CITY FOR PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. EACH GUARANTOR IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. EACH GUARANTOR AND THE AGENT HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

                 SECTION 3.05. Successors and Assigns. This Agreement is for the benefit of the Agent and the Banks and their respective successors and assigns and in the event of an assignment of the Loans, the Notes or other amounts payable under the Credit Agreement, the rights hereunder, to the extent applicable to the indebtedness so assigned, shall be transferred with such indebtedness. All the provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

                 SECTION 3.06. Counterparts; Effectiveness. This Agreement may be signed in any number of counterparts, each of which shall be an original, and all of which taken together shall constitute a single instrument, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement shall become effective when the Agent shall have received a counterpart hereof signed by the each Guarantor listed on the signature page hereof and when the Credit Agreement shall become effective in accordance with its terms. Thereafter, upon execution and delivery of a counterpart of this Agreement on behalf on any other Guarantor, this Agreement shall become effective with respect to such Guarantor as of the date of such delivery.

                 SECTION 3.07. Severability If any provision of this Guaranty Agreement is prohibited, unenforceable or not authorized, or to the extent that any portion of the Obligations hereunder may be voidable or subject to avoidance, in any jurisdiction, such provision or the Obligation shall, as to such jurisdiction, be ineffective to the extent of such prohibition, unenforceability, non-authorization or portion so subject without invalidating or limiting the remaining provisions hereof or remaining portion of the Obligations or affecting the validity, enforceability or legality of such provision or such portion of the Obligations in any other jurisdiction.

                 IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the date first above written.




                                           MORGAN GUARANTY TRUST COMPANY
                                             OF NEW YORK,
                                             as Agent

                                           By
                                             -------------------------
                                             Name:
                                             Title:

                                           60 Wall Street
                                           New York, New York  10260-0060
                                           Attention:  Loan Department
                                           Telex number:  177615 MGT
                                           Facsimile number: (212) 648-5018


                                           GUARANTORS
                                           ----------

                                           ASC OF CANTON, INC.
                                           ASC OF CORONA, INC.
                                           ASC OF LAS VEGAS, INC.
                                           ASC OF LITTLETON, INC.
                                           ASC OF MIDWEST CITY, INC.
                                           ASC OF NEW ALBANY, INC.
                                           ASC OF PALM SPRINGS, INC.
                                           ASC OF PONCA CITY, INC.
                                           ASC OF SPRINGFIELD, INC.
                                           ASC OF ST. GEORGE
                                           THE ARBOUR, INC.
                                           THE BRIDGEWAY, INC.
                                           CHILDREN'S HOSPITAL OF McALLEN,
                                             INC.
                                           COMPREHENSIVE OCCUPATIONAL AND
                                             CLINICAL HEALTH, INC.
                                           DALLAS FAMILY HOSPITAL, INC.
                                           DEL AMO HOSPITAL, INC.
                                           DOCTORS' GENERAL HOSPITAL, LTD.
                                           DOCTORS' HOSPITAL OF HOLLYWOOD,
                                             INC.
                                           DOCTORS' HOSPITAL INTERNAL
                                             MEDICINE, INC.
                                           FOREST VIEW PSYCHIATRIC
                                             HOSPITAL, INC.
                                           GLEN OAKS HOSPITAL, INC.
                                           HEALTH CARE FINANCE &
                                             CONSTRUCTION CORP.
                                           HRI CLINICS, INC.

                                           HRI HOSPITAL, INC.
                                           LA AMISTAD RESIDENTIAL TREATMENT
                                             CENTER, INC.
                                           McALLEN MEDICAL CENTER, INC.
                                           MERIDELL ACHIEVEMENT CENTER,
                                             INC.
                                           MERION BUILDING MANAGEMENT, INC.
                                           RELATIONAL THERAPY CLINIC, INC.
                                           RIVER CREST HOSPITAL, INC.
                                           RIVER OAKS, INC.
                                           RIVER PARISHES INTERNAL
                                             MEDICINE, INC.
                                           SOUTHWEST DALLAS HOSPITAL, INC.
                                           SPARKS FAMILY HOSPITAL, INC.
                                           TONOPAH HEALTH SERVICES, INC.
                                           TURNING POINT CARE CENTER, INC.
                                           TWO RIVERS PSYCHIATRIC HOSPITAL,
                                             INC.
                                           UHS HOLDING COMPANY, INC.
                                           UHS INTERNATIONAL, INC.
                                           UHS LAS VEGAS PROPERTIES, INC.
                                           UHS OF AUBURN, INC.
                                             (d/b/a AUBURN GENERAL
                                             HOSPITAL)
                                           UHS OF BELMONT, INC.
                                             (d/b/a Belmont Community
                                             Hospital)
                                           UHS OF BETHESDA, INC.
                                           UHS OF COLUMBIA, INC.
                                           UHS OF De La RONDE, INC.
                                           UHS OF DELAWARE, INC.
                                           UHS OF FLORIDA, INC.
                                           UHS OF LONDON, INC.
                                           UHS OF MAITLAND, INC.
                                           UHS OF MICHIGAN, INC.
                                           UHS OF NEW ORLEANS
                                             (d/b/a Chalmette Hospital)
                                           UHS OF ODESSA, INC.
                                           UHS OF PLANTATION, INC.
                                           UHS OF RIVER PARISHES, INC.
                                             (d/b/a River Parishes Medical
                                             Center)
                                           UHS OF RIVERTON, INC.
                                           UHS OF SHREVEPORT, INC.
                                             (d/b/a Doctors' Hospital of
                                             Shreveport)
                                           UHS OF SPRINGFIELD, INC.
                                           UHS OF VERMONT, INC.
                                           UHSR CORPORATION
                                           UNIVERSAL HEALTH NETWORK, INC.

                                           UNIVERSAL HEALTH PENNSYLVANIA
                                             PROPERTIES, INC.
                                           UNIVERSAL HEALTH RECOVERY
                                              CENTERS, INC.
                                              (d/b/a KeyStone Center)
                                           UNIVERSAL HEALTH SERVICES OF
                                             CEDAR HILL, INC.
                                           UNIVERSAL HEALTH SERVICES OF
                                             CONCORD, INC.
                                           UNIVERSAL HEALTH SERVICES OF
                                             INLAND VALLEY, INC.
                                             (d/b/a Inland Valley Regional
                                             Medical Center)
                                           UNIVERSAL HEALTH SERVICES OF
                                              NEVADA, INC.
                                              (d/b/a Valley Hospital
                                              Medical Center)
                                           UNIVERSAL TREATMENT
                                             CENTERS, INC.
                                           VICTORIA REGIONAL MEDICAL
                                             CENTER, INC.
                                           WELLINGTON REGIONAL MEDICAL
                                             CENTER INCORPORATED
                                           WESTLAKE MEDICAL CENTER, INC.



                                           By
                                             -------------------------
                                             Name:
                                             Title:

                                           c/o Universal Health Services,
                                             Inc.
                                           367 South Gulph Road
                                           King of Prussia, PA 19406
                                           Facsimile number: (610) 768-3336